JPMorgan Chase & Co.

2010 Investor Day

February 25th, 2010

Exhibit 99.1

Forward looking statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of
JPMorgan Chase’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in
JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2009, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase’s website
(www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov).
JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
The 2004 financial information provided in this presentation is presented on a pro forma combined basis, which includes purchase accounting adjustments made in connection with the merger of Bank One
Corporation with and into JPMorgan Chase. The 2004 pro forma combined historical results represent how the financial information of JPMorgan Chase and Bank One may have appeared on a combined basis had the two companies been merged as of January 1, 2004. Additional information, including a reconciliation from pro forma results to GAAP, can be found in the Current Report on Form 8-K/A furnished to the Securities and Exchange Commission on July 20, 2005.
Disclaimer
0

2010 Investor Day agenda
Presentation Speaker Start time
Opening remarks and firm overview Mike Cavanagh 10:00 AM
Investment Bank Jes Staley 10:30 AM
Treasury & Securities Services Heidi Miller 11:30 AM
Asset Management Mary Erdoes 12:00 PM
  Lunch 12:30 PM
Commercial Banking Todd Maclin 1:30 PM
Card Services Gordon Smith 2:00 PM
  Break 3:00 PM
Retail Financial Services Charlie Scharf 3:15 PM
Closing remarks and Q&A   Jamie Dimon 4:15 PM

February 25, 2010 F I R M O V E R V I E W Mike Cavanagh, Chief Financial Officer

JPM’s fundamentals remain extremely strong
Each standalone business has a top 1, 2 or 3 position
Unparalleled client relationships in 100+ countries
Culture of innovation; new products and programs launched during crisis (e.g.,
Sapphire, Ultimate Rewards, Deposit-Friendly ATMs, Secondary Private Equity Fund)
Robust technology infrastructure to serve clients
Significant earnings power; never experienced quarterly loss through crisis
Continued investment across LOBs driving organic growth
Margin improvement across all businesses since 2004 JPM / BankOne merger to onset of financial crisis
Consistent record of operating efficiency and delivering merger saves
Businesses stronger together than apart; additional revenue streams generated
Tier 1 Capital of $133B, resulting in 11.1% Tier 1 Capital ratio and 8.8% Tier 1
Common ratio¹; never breached old management target of 8.0 - 8.5% Tier 1 Capital ratio during financial crisis
High quality capital and very high level of reserves ($32.5B)¹
Strong funding and liquidity profile: $900B deposits, 1.5x loan coverage¹
Risk management culture embedded in Firm’s DNA
Benefits from diversification – funding, capital, lower volatility
Strong and stable management team
Significant combined years of experience at Firm
Deep bench of talent; thoughtful succession planning
¹ As of 12/31/09
1
Excellent
Franchises
Significant
Earnings Power
Fortress Balance
Sheet
Strong
Management
Team

Excellent franchises position JPM well for the future
#1 ranking in Global IB Fees with 9.2% market
share¹
Leadership across all capital raising
categories²
Ranked #1 for FY2009 in: Debt, Equity &
Equity Related, Equity & Equity-related,
Debt, Long-term Debt and Loan
Syndications²
Strong international franchise with #1 fee
rankings in EMEA and Latin America¹
Achieved leadership positions in markets
businesses with estimated 12% share of industry³
#3 in deposit market share
4
#3 in Branch network
5
#3 in Mortgage Servicing
6
#3 in Mortgage Originations
6
#3 in Home Equity Originations
7
9.2% market share in Mortgage Originations
6
#1 in Auto Finance
8
20% market share of General Purpose Credit Card
outstandings
9
17.3% market share of sales volume
9
#1 co-brand card issuer in the U.S.³
#1 merchant acquirer in e-commerce payment
processing³
Treasury Services
#1 in ACH originations
12
#1 in US Dollar Clearing with > 20% in market
share
12
#1 in Purchasing Cards
13
#1 in Liquidity
12
Worldwide Securities Services
#2 in global assets under custody
5
#2 Global Fund Services for registered investment
pools
5
#1 Depository Receipts (by market capitalization)³
#1 global money market fund manager
14
#2 US-based global hedge fund manager
15
#1 global provider for UHNW clients
16
#4 US mutual fund family
17
Gold Standard Award for Funds Management
(UK); only firm ever to win seven Gold Standard
awards
18
Asset Management Company of the Year for Asia,
Hong Kong
19
Best overall performing foreign asset manager
operating in China
20
#1 Private Bank in Asia
21
Maintained middle market top 3 leadership position
nationally in market penetration and lead share
10
#1 in lead share and market penetration in 3
of the top 4 MSAs
10
Top 2 leading provider of Treasury Services
products and international services to middle
market clients
10
Top 3 asset-based lending lead arranger in the
U.S.²
#1 multi-family lender in the U.S.
11
Note: Please see footnotes on slide 25
2
Investment Bank Retail Financial Services Card Services
Commercial Banking Treasury & Securities Services Asset Management

Significant earnings power helps to counter the impact of the economic environment
¹ IB revenue includes annual payment from TSS, which is offset in Corporate
Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year. Pretax preprovision profit excludes the impact of merger costs and litigation reserve charge
3
Pretax pre-provision profit ($ in billions)
2004 2009
2004-2009
CAGR
Investment Bank
1
$4.8 $12.7 22%
Retail Financial Services 6.0 15.9 22%
Card Services 9.6 14.9 9%
Commercial Banking 1.5 3.5 19%
Treasury & Securities Services 0.5 2.1 30%
Asset Management 1.4 2.5 13%
Corporate
1
(2.0) 4.7 NM
Total Pretax Pre-Provision $21.8 $56.3 21%
Adjustments for WaMu/BSC &
Normalizing 2009 (IB/CIO) - 15.0 +/- -
Adjusted Pretax Pre-Provision $21.8 $41.3 14%

Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year
1  Represents EMEA and Asia region revenue
2  Excludes approximately 13 million credit card accounts acquired in the WaMu transaction
Earnings improvement achieved through continual investment in growth opportunities
Good underlying momentum in core business drivers propelling growth across businesses
4
2004 2009
2008-2009
% O/(U)
2004-2009
CAGR
IB Fees ($mm) $3,671 $7,169
21%
14%
Advisory ($mm) 939 1,867 (7)% 15%
Equity and Debt Underwriting ($mm) 2,732 5,302 36% 14%
Non-US IB Fees($mm) 1,073 2,471 31% 18%
Equity Markets ($mm) 1,704 4,393 22% 21%
Investment Bank
International Revenue ($mm)
1
5,985 12,953 33% 17%
Retail Banking Average Deposits $171.8 $340.8 39% 15%
# of ATMs 6,650 15,406 6% 18%
# of Branches 2,508 5,154 (6)% 15%
# of Branch Bankers & Sales Specialists 8,388 23,903 11% 23%
Retail Financial Services
Credit Cards Originated in Branches 408,794 1,752,895 3% 34%
Average Outstandings $128.8 $172.4 6% 6%
Charge Volume $282.7 $328.3 (11)% 3% Card Services
# of Net new accts opened (000's) 9,697 10,226 (31)%
2
1%
Growth drivers ($ in billions)

Note: 2004 data is presented on an unaudited pro forma combined basis that represents how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared had the two companies been merged for the full year
1 Represents total revenue related to investment banking products sold to Commercial Banking clients. CAGR is calculated for the period 2005-2009
2 Includes deposits and deposits swept to on-balance sheet liabilities
3 Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment
Earnings improvement achieved through continual investment in growth opportunities
Good underlying momentum in core business drivers propelling growth across businesses
5
Growth drivers ($ in billions)
2004 2009
2008-2009
% O/(U)
2004-2009
CAGR
IB Revenue, Gross
1
($mm) NA $1,163 20% 20%
Average Liability Balances
2
62.6 113.2 10% 13% Commercial Banking
Average Loans 46.3 106.7 30% 18%
Average Liability Balances
2
$137.1 $248.1 (11)% 13%
Average USD Liability Balances
2
89.2 117.5 (22)% 6%
Average Foreign Liability Balances
2
47.9 130.6 1% 22%
Global Assets under Custody ($T) 9.3 14.9 13% 10%
Assets under Management $791 $1,249 10% 10%
U.S. / Canada 554 837 5% 9%
International 237 412 23% 12%
Average Loans
3
25.1 35.0 (8)% 7%
Asset Management
Average Deposits 38.6 77.0 10% 15%
Treasury & Securities Services

Significant growth of collaboration between
businesses
Surpassed $1B revenue target for IB
revenue generated by CB clients in
FY2009
IB client referrals to Private Bank/Private
Wealth Management represented
estimated total client net worth of $22B
IB and CB referrals resulted in $6.7B or
29% of 2009 Institutional
Management/Retirement Planning
Service new AUS mandates
Treasury &
Securities
Services
Investment Bank
Commercial
Banking
$0.7B,
’04-’09 CAGR
of 16%
1
Shared
revenue
$1.2B,
’05-’09 CAGR
of 21%
2
$2.6B,
’04-’09 CAGR
of 6%
3
Our businesses operate more strongly together than apart
Wholesale business synergies
1  Represents revenue from FX products being sold to TSS clients
2  Represents gross IB revenue to CB clients; includes advisory, ECM and DCM products fees
3  Represents revenue from TS products being sold to CB clients
Great opportunities remain for further collaboration between businesses
6
Significant collaboration between IB/CB/TSS (FY 2009)

Our businesses operate more strongly together than apart
Benefits of retail branch network to the rest of the Firm
Business Banking loan originations of
$2.3B
Home lending products sold in
branches of $23.1B
Investment sales in branches of
$21.8B
CB clients completed 25 million retail
channel transactions
WaMu acquisition drives significant future growth across the Firm — RFS, Card, CB and AM
69% 69%
48%
38%
27%
JPM Consumer Business Banking Private Wealth
Management
Commercial
Banking
Private Banking
~1.8mm credit cards originated in the
branches
~8.9mm retail households have a
credit card
7
Current branch footprint
Customers who used a branch teller in 4Q09
Asset Management (FY2009)
Commercial Banking (FY2009)
Card Services (FY2009)
Retail Financial Services (FY2009)

JPM has maintained a fortress balance sheet throughout the crisis
7%
8%
9%
10%
11%
12%
Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09
Tier 1 Capital Ratio
Old Target Tier 1:
8.0 -8.5%
12/31/07 12/31/08 12/31/09
Tier 1 Common $73.7 $86.9 $105.3
Risk Weighted Assets $1,052 $1,245 $1,198
Tier 1 Capital Ratio 8.4% 10.9% 11.1%
Tier 1 Common Ratio 7.0% 7.0% 8.8%
Tier 1 Leverage Ratio 6.0% 6.9% 6.9%
Never breached old management targets of 8.0% to 8.5% Tier 1 even without TARP and
Bear Stearns RWA relief
1  See note D on slide 25
8
Capital position summary
1
– Basel I ($ in billions)
Capital position excluding government assistance (TARP and Bear Stearns Relief)

Fortress balance sheet extends to balance sheet funding
Very high capital levels
$900B+ of customer deposits covers loans 1.5x
IB markets businesses funded with long-term debt to meet cash needs
Liquid investment portfolio and large available collateral pools provide significant contingency funding sources
Limited reliance on short-term, unsecured funding
All wholesale funding financing executed centrally to manage maturity profile, etc.
Funds transfer pricing process is controlled centrally to ensure proper and consistent arms-length crediting/charging for liquidity across all LOBs
9
Strong Funding
and Liquidity
Profile
Robust Central
Treasury
Practices

JPM is positioned well for any environment, but execution against key challenges will be critical
Select challenges we face:
Continued high levels of credit costs in 2010 (at least)
Economic conditions including high levels of uncertainty
Legislative and regulatory changes for financial services
Heightened competition from domestic and foreign banks
and non-banks
Delivering against and beyond growth plans
10

Refinement of standalone business capital requirements validates strong firmwide capital position
1 Pro forma Year-end 2009 updated for elements of the new methodology
2 Calculated based on Tier 1 Common
Standalone capital levels, unique to
each LOB, refined to incorporate
Tier 1 Common expectations
Standalone capital levels based on
consideration of a number of
different factors including:
Comparison to peer capital levels
by business
Level of loan loss reserves
LOB earnings power and ability to
generate capital over time
Economic risk capital
Strong capital position today will be further strengthened by significant earnings and need for lower reserve levels over time
11
New vs. current LOB equity ($ in billions)
Current
1
New O/(U)
Investment Bank $33.0 $40.0 $7.0
Retail Financial Svcs. 25.0 28.0 3.0
Card Services 15.0 15.0 -
Commercial Banking 8.0 8.0 -
Treasury & Sec. Svcs. 5.0 6.5 1.5
Asset Management 7.0 6.5 (0.5)
Corporate / Other NA 49.0 -
Total LOB Common Equity NA $153.0 -
Excess Common Equity
2
NA 4.2 -
Total Firm Common Equity $157.2 $157.2 -

Credit performance improvement is a key driver to improved earnings outlook
3.04%
1.00% 1.00%
2009
Prior
Expectations
2009 prior and new expectations for net charge-off rates
New
Expectations
IB
1.02%
0.50% 0.50%
CB
8.45%
5.00%
4.50% +/
Card
(Chase)
4.32%
0.30%
Home
Equity
3.05%
0.08%
0.10% +/
Prime
Mortgage
0.25-0.35% +/-
Reserve levels will adjust as underlying credit
improves and certain portfolios
run off
1 See note C on slide 25
2  Represents the establishment of an allowance for loan losses for the receivables of credit card securitization trusts being consolidated due to the implementation of FAS 166/167
Reserves—pro forma 4Q09 for credit card trust consolidation
12
Pro forma 12/31/09
($ in billions)
Allowance for
Loan Losses
1
Loan Loss
Coverage Ratio
1
Wholesale $7.1 3.6%
Consumer 31.5 6.6%
Firmwide $38.6 5.5%
Memo: Credit card consolidation
2
(included in Consumer)
$7.0

Tremendous growth opportunities position us well for the future
Open 120+ new branches and hire an additional
2,100 personal bankers and 450 investment
sales reps in 2010
Expand Small Business; hire 300+ additional
small business bankers, adding to the existing
1,900 small business bankers
Maximize value of existing Chase and former
WaMu branches
Increase penetration of products through
cross-sell
Leverage heritage WaMu footprint for expanded
Small Business, Middle Market and Private
Banking
Capitalizing on our retail platform
Repositioning our Card business
New Card products to better serve our growing
share of the affluent segment and further increase
share of spend market
Use Ultimate Rewards and Blueprint to improve
engagement with Chase products
Accelerating international wholesale businesses
Expand reach of Global Corporate Bank
Broaden network coverage and TS product
capabilities across regions
Focused on 3,000 shared IB/TS Multinational
and International Large Corporate Clients
Continued expansion of IB Emerging Markets
franchise (e.g., BRIC)
IM growth in Emerging Markets (e.g., China,
India, Korea, Brazil); further capitalize on cross-
border investment flows
Commodities expansion (including acquired RBS
Sempra assets)
International Equities and Prime Services
expansion (e.g., Prime Brokerage EMEA
development, Asia build-out)
Mid-Corporate and Middle Market international
revenue expansion
13

Performance targets reflect LOB equity, normalized credit and growth
Performance targets (through the cycle)
We expect to deliver strong returns across all businesses
1  ROE at Performance Target calculated using target metric and Steady State assumptions. Steady State reflects fully normalized credit and the completion of the run-off in the loan portfolios
14
Performance Targets
Line of Business
Investment Bank ROE 20% 17%+/- 17%+/-
Retail Financial Services ROE 28-30% 30% +/- 30% +/-
Card Services ROE 23-25% 20% +/- 20% +/-
Commercial Banking Overhead 45% < 40%
ROE - 20%+/- 20%+/-
Treasury & Securities Services Pretax margin 35% 35% +/-
30% +/-
1
Asset Management Pretax margin 35% 35% +/-
35% +/-
1
Target Metric
New
Targets
ROE at
Targets
1
Old
Targets

JPM
Significant earnings upside if the Firm reaches performance targets
Steady State reflects normalized credit and stable loan portfolios
Earnings growth will result in significant capital generation
Excess capital provides flexibility for dividend increases, share buybacks, new investments & acquisitions
Net income by LOB ($ in billions)
$22 - $24
$11.7
¹ Net income projections based on performance target and steady state assumptions; additional assumptions were made for TSS and AM ROE targets including Steady State revenue and tax rate
15
$6.9
$0.1
($2.2)
$1.3
$1.2
$1.4
$3.0
IB RFS Card CB T&SS AM Corporate
2009 Net Income
Net Income at Performance Targets¹

Agenda Page 16 Appendix 16

Investment Bank
Leadership positions
#1 ranking in Global IB Fees with 9.2% market share
4
Leadership across all capital raising categories
5
Ranked #1 for FY2009 in: Debt, Equity & Equity Related,
Equity & Equity-related, Debt, Long-term Debt and Loan
Syndications
5
Strong international franchise with #1 fee rankings in EMEA
and Latin America
4
Achieved leadership positions in markets businesses with
estimated 12% share of industry
6
Growth initiatives
Build-out Commodities platform
Continue international growth through base business and
Global Corporate Bank, particularly in Emerging Markets
$1B investment in technology to build next generation platforms
Outlook
Expect Fixed Income and Equity Markets revenue to normalize
over time as conditions stabilize
$ in millions
1  Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
2  Calculated based on average equity
3  Average Trading and Credit Portfolio VAR at 99% confidence interval
4  Source: Dealogic
5  Source: Thomson Reuters, FY2009
6  Source: Based on internal JPM estimates
17
2007 2008 2009
Revenue $18,291 $12,335 $28,109
IB Fees 6,616 5,907 7,169
Fixed Income Markets 6,339 1,957 17,564
Equity Markets 3,903 3,611 4,393
Credit Portfolio 1,433 860 (1,017)
Expense 13,074 13,844 15,401
Credit Costs 654 2,015 2,279
Net Income $3,139 ($1,175) $6,899
Key Statistics ($B)
Overhead Ratio 71% 112% 55%
Comp/Revenue 44% 62% 33%
EOP Loans $89.8 $85.0 $49.1
Allow. for Loan Losses $1.3 $3.4 $3.8
Net Charge-off Rate
1 0.06% 0.14% 3.04%
ALL / EOP Loans
1
1.97% 4.83% 8.25%
ROE
2
15% (5%) 21%
VAR ($mm)
3 $106 $202 $248
EOP Equity $21.0 $33.0 $33.0

Retail Financial Services – Drivers
1 Includes purchased credit-impaired loans acquired as part of the WaMu transaction
2 Does not include held-for-sale loans
Retail Banking ($ in billions)
Consumer Lending ($ in billions)
Total Consumer Lending originations of $181.0B:
Mortgage loan originations down 11% YoY
Auto originations up 22% YoY:
– YoY increase driven by market share gains in Prime segments and new manufacturing relationships
3rd party mortgage loans serviced down 8% YoY
Average deposits of $340.8B up 39% YoY
YoY increase largely due to the impact of the WaMu transaction
Deposit margin expansion reflects disciplined pricing strategy and a portfolio shift to wider spread deposit products
Branch production statistics:
Checking accounts up 5% YoY
Credit card sales up 3% YoY
Mortgage originations up 84% YoY
Investment sales up 23% YoY
2007 2008 2009
Key Statistics
Average Deposits $206.7 $244.6 $340.8
Deposit Margin 2.72% 2.89% 2.96%
Checking Accounts (mm) 10.8       24.5       25.7
# of Branches 3,152    5,474    5,154
# of ATMs 9,186    14,568 15,406
Investment Sales ($mm) $18,360 $17,640 $21,784
18
2007 2008 2009
Credit Metrics
NCO Rate (excl. credit-impaired) 0.67% 2.08% 3.68%
ALL/Loans (excl. credit-impaired) 1.24% 3.16% 5.04%
Key Statistics
Home Equity Originations $48.3 $16.3 $2.4
Avg Home Equity Loans Owned
1
$90.4 $107.0 $135.9
Mortgage Loan Originations $159.4 $169.0 $150.7
Avg Mortgage Loans Owned
1,2
$36.2 $77.4 $142.2
3rd Party Mtg Loans Svc'd (EOP) $615 $1,173 $1,082
Auto Originations $21.3 $19.4 $23.7
Avg Auto Loans $41.1 $43.8 $43.6

Retail Financial Services
1  Calculated based on average equity
2  Source: SNL Corporation; market share data as of June 2009, updated for subsequent acquisitions for all banks through Sept 2009; includes deposits in domestic offices (50 states and D.C.), Puerto Rico and U.S. Territories only and non-retail branches are not included
3  Source: 4Q09 Company reports
4  Source: Inside Mortgage Finance, 4Q09
5  Source: National Mortgage News, 3Q09
6  Source: Autocount (including captives), YTD December 2009
Leadership positions
#3 in deposit market share
2
#3 in Branch network
3
#3 in Mortgage Servicing
4
Growth initiatives
Build-out WaMu footprint
Create a consistent customer experience
Build and train sales force
Expand product breadth and service capabilities (i.e., investments sales, small business lending)
Ramping up new build capacity; 120+ new builds in 2010
Continue to focus on attractive segments (e.g., increase share of affluent investments, small business lending)
Drive customer engagement through products and service innovation (e.g., mobile banking, credit and debit rewards)
Outlook
NSF/OD policy changes estimated to reduce annualized net income by $500mm +/-
Home Lending portfolio expected to decline by 10-15%, reducing net interest income by
$1B +/-
Credit environment remains uncertain
Signs of stability improvement
Over next several quarters, quarterly losses could reach:
– $1.4B for Home Equity
– $600mm for Prime Mortgage
– $500mm for Subprime Mortgage
Continued elevation in credit-related expense
Expense remains modestly above 2009 levels, reflecting investments in branch new builds and sales force hires
$ in millions
#3 in Mortgage Originations
4
#3 in Home Equity Originations
5
9.2% market share in Mortgage Originations
4
#1 in Auto Finance
6
19
2007 2008 2009
Retail Financial Services
Net Income $2,925 $880 $97
ROE
1
18% 5% 0%
EOP Equity ($B) $16.0 $25.0 $25.0
Retail Banking
Net Interest Income 6,193 7,659 10,781
Noninterest Revenue 3,763 4,951 7,169
Revenue $9,956 $12,610 $17,950
Expense 6,166 7,232 10,357
Credit Costs 79 449 1,142
Net Income $2,245 $2,982 $3,903
Consumer Lending
Net Interest Income 4,333 6,506 9,711
Noninterest Revenue 3,016 4,404 5,031
Revenue $7,349 $10,910 $14,742
Expense 3,739 4,845 6,391
Credit Costs 2,531 9,456 14,798
Net Income $680 ($2,102) ($3,806)

Card Services
1  Calculated based on average equity
2  Excludes WaMu
3  Source: Based on internal JPM estimates
$ in millions
Leadership positions
20% market share of General Purpose Credit Card outstandings
2
17.3% market share of sales volume
2
#1 co-brand card issuer in the U.S.
3
Growth initiatives
Continue to focus on increasing customer engagement
Capture benefits from recent product launches
Increase penetration of Retail channel including newly converted WaMu branches
Establish Ultimate Rewards as a core relationship tool
Leverage co-brand partnerships to enhance the brand and drive engagement of affluent customers
Outlook
Chase losses could approach 11% in 1Q10, including the adverse timing effect of payment holiday of approx. 60bps, with improving trend in 2Q10; 2H10 dependent on environment
WaMu losses could approach 24% +/- over the next several quarters
Anticipate net income reduction from legislative changes of $500-$750mm
Estimated full year average outstandings expected to decline 10-15% in 2010 due to run-off of WaMu portfolio and lower yielding promotional balances
Expect $1B +/- net loss in 1Q10 with improving trend in 2Q10, before potential reserve actions; 2H10 dependent on the environment and reserve actions
Continue to invest in the business
20
2007 2008 2009
Revenue $15,235 $16,474 $20,304
Expense 4,914 5,140 5,381
Credit Costs 5,711 10,059 18,462
Net Income $2,919 $780 ($2,225)
Key Statistics Incl WaMu ($B)
ROO (Pretax) 3.09% 0.78% (2.05)%
ROE
1
21% 5% (15)%
EOP Equity $14.1 $15.0 $15.0
Key Statistics Excl WaMu ($B)
Avg Outstandings $149.3 $155.9 $148.8
EOP Outstandings $157.1 $162.1 $143.8
Charge Volume $354.6 $361.1 $312.2
Net Accts Opened (mm) 16.4 14.4 10.2
Managed Margin 8.16% 8.16% 8.97%
Net Charge-Off Rate 3.68% 4.92% 8.45%
30+ Day Delinquency Rate 3.48% 4.36% 5.52%
#1 merchant acquirer in e-commerce payment processing
3

Leadership positions
Maintained middle market top 3 leadership position nationally in market penetration and lead share
4
#1 in lead share and market penetration in 3 of the top
4 MSAs
4
Top 2 leading provider of Treasury Services products and
international services to middle market clients
4
Top 3 asset-based lending lead arranger in the U.S.
5
#1 multi-family lender in the U.S.
6
Growth initiatives
Build out Middle Market business in the expanded WaMu
branch network and grow sales force
Targeting growth in distinct geographies within California,
Florida, Georgia, Oregon and Washington
Continue to grow Mid-Corporate segment: focus on prospect
conversions, expand international revenue and capitalize on
opportunities to cross-sell IB products
Invest in commercial real estate recovery: prepare business to capitalize on opportunities
Outlook
Strong reserves, but credit expected to remain at elevated
levels
1  Includes deposits and deposits swept to on-balance sheet liabilities
2  Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
3  Calculated based on average equity
4  Source: Greenwich Market Study, FY2009
5  Source: Thomson Reuters, FY2009
6  Source: FDIC as of September 30, 2009
Commercial Banking
$ in millions
21
2007 2008 2009
Revenue $4,103 $4,777 $5,720
Middle Market 2,689 2,939 3,055
Comm. Term Lending - 243 875
Mid-Corp. Banking 815 921 1,102
Real Estate 421 413 461
Other 178 261 227
Expense 1,958 1,946 2,176
Credit Costs 279 464 1,454
Net Income $1,134 $1,439 $1,271
Key Statistics ($B)
Avg Loans $61.1 $82.3 $106.7
EOP Loans $66.2 $115.4 $97.4
Avg Liability Balances
1
$87.7 $103.1 $113.2
Allow. for Loan Losses $1.7 $2.8 $3.0
NPLs $0.1 $1.0 $2.8
Net Charge-Off Rate
2
0.07% 0.35% 1.02%
ALL/Loans
2
2.81% 2.45% 3.12%
ROE
3
17.0% 20% 16%
Overhead Ratio 48% 41% 38%
EOP Equity $6.7 $8.0 $8.0

Treasury & Securities Services
1  Includes deposits and deposits swept to on-balance sheet liabilities
2  Calculated based on average equity
3  Source: Ernst & Young & Federal Reserve  (Based on # of sweep accounts and average daily balances)
4  Source: Nilson
5  Source: 4Q09 company reports
6  Source: Based on internal JPM estimates
Leadership positions
Treasury Services
#1 in ACH originations
3
#1 in US Dollar Clearing with > 20% in market share
3
#1 in Purchasing Cards
4
#1 in Liquidity
3
Worldwide Securities Services
#2 in global assets under custody
5
#2 Global Fund Services for registered investment pools
5
#1 Depository Receipts (by market capitalization)
6
Growth initiatives
Continue to expand global footprint through Global Corporate Bank
Expand branch footprint and local cash capabilities (BRIC+) to support our largest global clients
Strengthen and expand product capabilities, particularly in:
Integrated, global liquidity solutions
Global Commercial Card solutions
International Funds Services
Invest in platforms to improve efficiency and provide market leading integrated client solutions
Differentiate client service and increase  penetration of priority segments
Outlook
Performance will be affected by market levels and liability balance flows
$ in millions
22
2007 2008 2009
Revenue $6,945 $8,134 $7,344
Treasury Services 3,190 3,779 3,702
Worldwide Securities Svcs. 3,755 4,355 3,642
Expense 4,580 5,223 5,278
Credit Costs 19 82 55
Net Income $1,397 $1,767 $1,226
Key Statistics
Avg Liability Balances ($B)
1
$228.9 $279.8 $248.1
Assets Under Custody ($T) $15.9 $13.2 $14.9
Pretax Margin 32% 33% 26%
ROE
2
47% 47% 25%
TSS Firmwide Revenue $9,565 $11,081 $10,231
TS Firmwide Revenue $5,810 $6,726 $6,589
TSS Firmwide Avg Liab Bal ($B)
1
$316.7 $382.9 $361.2
EOP Equity ($B) $3.0 $4.5 $5.0

Asset Management
Leadership positions
Largest global money market fund manager
2
#2 US-based global hedge fund manager
3
#1 global provider for ultra-high-net-worth clients
4
#4 US mutual fund family
5
Gold Standard Award for Funds Management (UK); only firm ever to win seven Gold Standard awards
6
Asset Management Company of the Year for Asia, Hong Kong
7
Best overall performing foreign asset manager operating in China
8
#1 Private Bank in Asia
9
Growth initiatives
Increasing the number of Private Banking client advisors and leverage WaMu footprint to increase Private Banking business in the
U.S. and internationally
Continue Investment Management growth, including onshore
investing capabilities in Emerging Markets
U.S. Retail fund distribution expansion
Improve investment performance — Intense focus on generating strong risk-adjusted returns
Enhance alternatives product capabilities across all asset classes and geographies
Outlook
Management and performance fees will be affected by market levels
1  Calculated based on average equity
2  Source: iMoneynet, December 31, 2009
3  Source: Absolute Return
4  Source: Euromoney magazine
5  Source: Barron’s
6  Source: Incisive media (UK)
7  Source: The Asset Magazine, September 2009
8  Source: PriceWaterhouseCoopers survey
9  Source: Risk magazine
2007 2008 2009
Revenue $8,635 $7,584 $7,965
Private Bank 2,362       2,565      2,585
Institutional 2,525       1,775      2,065
Retail 2,408       1,620      1,580
Private Wealth Management 1,340       1,387      1,316
J.P. Morgan Securities -           237         419
Expense 5,515       5,298      5,473
Credit Costs (18)           85           188
Net Income $1,966 $1,357 $1,430
Key Statistics ($B)
Assets Under Management $1,193 $1,133 $1,249
Assets Under Supervision $1,572 $1,496 $1,701
Average Loans $29.5 $38.1 $35.0
EOP Loans $36.1 $36.2 $37.8
Average Deposits $58.9 $70.2 $77.0
Pretax Margin 36% 29% 29%
ROE
1
51% 24% 20%
EOP Equity $4.0 $7.0 $7.0
$ in millions
23

Corporate/Private Equity
Outlook
Private Equity
Results will be volatile
Corporate
Net interest income and securities gains
will generally trend with the size of the
investment portfolio
Quarterly net income expected to
decline to approximately $300mm,
subject to the size and duration of the
investment securities portfolio
Private Equity portfolio ($ in billions)
Net Income ($ in millions)
2007 2008 2009
Private Equity 2,165       (690)         (78)
Corporate (150)         1,458       3,743
Merger Related (130)         (211)         (635)
Net Income $1,885 $557 $3,030
24
$6.2
$6.1
$7.2
$6.9
$7.3
6.3%
5.8%
9.2%
8.6%
9.7%
$5.0
$5.5
$6.0
$6.5
$7.0
$7.5
$8.0
2005 2006 2007 2008 2009
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Portfolio as % of equity ex. goodwill EOP Carrying value

        Non-GAAP financial measures

A. Financial results are presented on a managed basis, as such basis is described in the Firm’s Annual Report on Form 10-K for the year ended December 31, 2009.
B. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information.  Additional information concerning such non-GAAP financial measures can be found herein, to which reference is hereby made.
C. The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and, loans from the Washington Mutual Master Trust, which were consolidated on the firm's balance sheet at fair value during the second quarter of 2009. Additionally, Consumer Lending net charge-off rates exclude the impact of purchased credit-impaired loans. The allowance related to the purchased credit-impaired portfolio was $1.6 billion at December 31, 2009.
D. Tier 1 Common Capital ("Tier 1 Common") is defined as Tier 1 capital less elements of capital not in the form of common equity – such as qualifying perpetual preferred stock, qualifying noncontrolling interest in subsidiaries and qualifying trust preferred capital debt securities. Tier 1 common capital, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position.
Footnotes and notes on non-GAAP financial measures
1 Source: Dealogic
2 Source: Thomson Reuters, FY2009
3 Source: Based on internal JPM estimates
4 Source: SNL Corporation; market share data as of June 2009, updated for subsequent acquisitions for all banks through Sept 2009;
includes deposits in domestic offices (50 states and D.C.), Puerto Rico and U.S. Territories only and non-retail branches are not included
5 Source: 4Q09 Company reports
6 Source: Inside Mortgage Finance, 4Q09
7 Source: National Mortgage News, 3Q09
8 Source: Autocount (including captives), YTD December 2009
9 Excludes WaMu
10 Source: Greenwich Market Study, FY2009
11 Source: FDIC as of September 30, 2009
12  Source: Ernst & Young & Federal Reserve (Based on # of sweep accounts and average daily balances)
13  Source: Nilson
14  Source: iMoneynet, December 31, 2009
15  Source: Absolute Return
16  Source: Euromoney magazine
17  Source: Barron’s
18  Source: Incisive media (UK)
19  Source: The Asset Magazine, September 2009
20  Source: PriceWaterhouseCoopers survey
21  Source: Risk magazine
25

February 25, 2010 I N V E S T M E N T B A N K Jes Staley, Investment Bank Chief Executive Officer

Thoughts on the IB 2010 priorities Performance metrics Leadership in 2009 Growth initiatives Agenda Derivatives 2010 outlook 1

Thoughts on the IB
Client franchise
5,000 issuers
16,000 investors
Reputation and client trust
Leader in capital markets
Highest industry market share 9.5%
Hybrid business model – credit originator
and market maker
Proven risk manager
Talent
Strengths
Fixed Income margin compression
Regulatory environment
Maintaining price discipline
Perception of our social contribution
Economic environment
Challenges
2

+
JPM market position
–

INVESTMENT BANK
JPMORGAN CHASE & CO.

Thoughts on the IB 2009 Market environment and 2010 business outlook 2009 market environment Sec’d Prods Prime serv’s M&A ECM Emerging Markets FX/ Rates DCM Equities Commod’s Credit + _ 3

2010 Priorities
Clients
Vigilant focus on
clients’ long-term
interests
Reputation
Role financing governments, non-profits and
corporates
Talent and diversity
Strategy
Performance
ROE
IB fee wallet share
Markets revenue wallet share
Control and discipline
Growth
Emerging markets:
China/Brazil focus
Commodities
Global Corporate
Bank
Redefine markets
Investment
Performance
Efficient capital
allocation
Manage stress loss
Management of Credit
Portfolio
Technology
Strategic Re-
engineering
Project
Low-cost provider
International
location strategy
4

Performance metrics ROE 17% +/- Wallet share 10% of Global IB fees 15% of Market revenue 15% reduction in error rate 5 Control and discipline

Errors as % of trading volume

INVESTMENT BANK
JPMorgan Chase & Co.

Source: Dealogic, on a pro forma basis for all industry mergers
IB Return on Equity Global IB fees wallet share
Control / Discipline
Performance metrics
Markets revenue wallet share
8.7%
8.4%
8.5%
9.2%
10.0%
2006 2007 2008 2009 Target
Rank               #2                #2 #2 #1
Note: Represents JPM share of top 10 competitors
7.6%
7.2%
8.6%
12.4%
15.0%
2006 2007 2008 2009 Target
Rank:     #8                 #6                    #5           #3
15% reduction
6
$21
$21
$26
$33
$40
15%
(5)%
21%
18%
17%+/- Target
2006 2007 2008 2009 2010Est
Allocated capital ($B) ROE (%)
0.0000%
0.0001%
0.0002%
0.0003%
0.0004%
0.0005%
Target 2009 2008 2007

League table results
Helped clients issue $620B of stocks and
bonds, more than any other firm
1
Provided urgent financing for municipalities
Advised on 322 mergers and acquisitions
globally, more than any other firm
1
Advised on many of the largest and most
complex transactions
11 of the year’s largest 25 deals
1
119 cross-border deals, more than any
firm
1
Loaned $204B to 295 issuers globally
1,2
Average loan size $691mm, more than
double the market average
1
Loans used to fund payrolls, restructure
balance sheets, finance growth and
create jobs
1 Source: Dealogic
2 Lead left bookrunner basis
3 Source: 2008 data is pro forma for JPM merger with Bear Stearns
4 Global Equity & Equity-related includes rights offerings
5 Global Debt & Long-term Debt includes ABS, MBS and taxable municipal securities
6 Global M&A for 2008 adds back transactions withdrawn since 12/31/08
Leadership in 2009
7
2009 2008
3
Rank Share Rank Share
Based on fees (per Dealogic)
Global IB fees #1 9.2% #2 8.5%
Based on volumes (per Thomson Reuters)
Global Debt, Equity & Equity-related #1 9.5% #1 9.4%
4
#1 12.6% #1 10.3%
Global Debt
5
#1 9.2% #1 9.3%
Global Long-term Debt
5
#1 8.5% #3 8.8%
Global M&A Announced
6
#3 23.6% #2 27.6%
Global Loan Syndications #1 9.6% #1 11.3%
Global Equity & Equity-related

Texas Children's Hospital

Ford

Horizon

climatecare

EcoSecurities

INVESTMENT BANK

JPMorgan Chase & Co.

Leadership in 2009
Supporting low carbon economy Helping clients raise critical capital
State of
Illinois
State of
California
Committed $4B
to pay off
IOUs issued during the
state’s cash-flow crisis
Underwrote $1.4B
– the
entire amount offered – of
bonds
Raised $12.2B in equity,
convertibles, bonds and
asset-backed securities for
Ford Motor Company in
2009
Invested over $100mm of
tax equity in Horizon Wind
Energy’s wind power
project
J.P. Morgan’s total wind
portfolio of 58 wind farms
across 16 states
A leader in sourcing,
developing and trading
emission reduction credits
ClimateCare acquired
in 2008
EcoSecurities acquired
in 2009
Helping universities and hospitals
University
of Virginia
Texas Children's
Hospital
Led $250mm
Build
America Bond issuance
Raised $200mm
to help
fund the hospital’s
Neurological Research
Institute and a new
pediatric hospital
Financing for state and local governments
Raised $375mm
for
Chinese property
developer Country
Garden – the first Asia
high yield bond in more
than a year
8

CEMEX
sappi
BR PETROBRAS
VisaNet Brasil

INVESTMENT BANK

JPMORGAN CHASE & CO.

Growth initiatives
Emerging Markets
Provided critical capital raising
Cemex follow-on
Sappi refinancing
Petrobras bond
VisaNet (now Cielo), the largest
Brazilian IPO ever
Re-opened key emerging markets
Hong Kong IPO, Asia High Yield, LBO
Led 8 of 10 largest Asia primary equity
deals
Raised $20B for corporate
recapitalizations in Asia
Sovereign debt issuance for Brazil,
Mexico, Qatar and South Africa
Expand local client coverage; add onshore
bankers
Build cash equities and derivatives –
Russia, Brazil, China, India, Taiwan, Korea
Focus on local debt and Fixed Income flows
Deliver the firm through cross-selling and
Global Corporate Banking
2010  priorities
2009 client support
9

Growth initiatives
Commodities – RBS Sempra acquisition
Acquiring global metals, global oil and
European power and gas assets of RBS
Sempra Commodities
Closing in 2Q10, subject to regulatory
approvals
Expected to pay $1.7B subject to
distributions prior to closing
Immediately profitable after closing
Transaction overview
Highly complementary to our existing
Global Commodities business
Allows us to deliver more
comprehensive solutions to our clients
globally
Nearly doubles the number of corporate
clients
Diversifies our Fixed Income earnings
Rationale
10

Growth initiatives
Commodities – RBS Sempra acquisition
EMEA Power & Gas Base Metals Global Oil
Physical Financial Trading Custody Physical Financial
J.P. Morgan 2 4 4 0 2 4
RBS Sempra 4 2 2 5 5 2
Pro forma 5 5 5 5 5 5
11

Growth initiatives
Technology – $1B investment
2010 priorities 2009 progress
Execute three-year Strategic
Reengineering Program focused on:
Next-generation front-end derivative
and emerging market trading platforms
OTC clearing requirements
Core processing infrastructure
Build-out electronic and algorithmic
trading infrastructure for Equities
Implement Prime Services offering
globally, including Synthetic Prime
Brokerage
Implement global location strategy
Completed Bear Stearns merger
Migrated 600,000 OTC Derivatives
positions
Mapped over 14,000 clients and
converted 465,000 total accounts
Launched state-of-the-art platforms for
FX Options, Brazil and Prime Services
Consolidated infrastructure in US Cash
Equities and Commodities
Processed record volumes, up 82%
from pre-merger levels
12

Our derivatives business remains client-focused
Derivatives widely used by corporations, governments, agencies and supra-nationals to manage risk and lower the cost of capital
Derivative receivables, gross of collateral, declined by 45% to $146B at year-end 2009
Derivative receivables, gross (as of 12/31/09)
Derivative
Receivables,
Gross of Collateral
$79T
at 12/31/09
Derivative
Notional
Outstanding
Gross
Derivative
Receivables
Less
Bilateral
Netting
Net derivative
receivables are
only 19 basis
points of notional
$1.6T ($1.4T)
$88T
at 12/31/08
$146B
13

Derivative receivables, net (as of 12/31/09)
Counterparty exposure is well managed
Net exposure declined by 55% while revenue increased over 25% year-over-year
Net derivative receivables represent less than 10% of IB assets at year-end 2009
IB Level 3 assets, including derivatives, declined over 15% during 2009
Less Cash
Collateral
Less Other
Less Liquid
Collateral
Derivative
Receivables,
Net of All
Collateral
Derivative
Receivables,
Net of Cash
Collateral
Derivative
Receivables,
Gross of
Collateral
$146B
($66B)
($15B)
$80B
$65B
$143B
at 12/31/08
$266B
at 12/31/08
1 Other high quality includes low risk counterparties, including senior or preferred positions in special purpose entities
83%
17%
14
Risk Group Percent
Other high quality
1
26%
AAA to AA- 36%
A+ to A- 12%
BBB+ to BBB- 9%
BB+ to B- 14%
CCC+ & below 3%
Total 100%
Exposure by Product Percent
Interest Rate 29%
Credit derivatives 28%
Foreign exchange 27%
Equity 8%
Commodity 8%
Total 100%

Disadvantages corporates by tying up liquidity
Leading reform of OTC derivative markets
Comprehensive, rigorous oversight of all dealers and large market participants
Transaction reporting for all trades to regulators
Mandatory clearing of most standardized, highly liquid derivative contracts between dealers and major swap participants
Clearing for all OTC derivative:
Will divert funding away from job creation
Exchange trading for all derivatives
Even standardized liquid contracts not amenable to exchange trading
Actively participating in strengthening OTC market infrastructure
Investing in technology to provide clients superior access to liquidity
Reform we advocate
Regulation we believe would be harmful to the economy
Leading the market evolution
15

2010 Outlook
Expect Fixed Income margin compression and reduced capital raising
Target ROE of 17% +/-
Focus on growth initiatives:
Emerging Markets
Commodities
Technology
Maintain leading share through vigilant client focus
16

February 25, 2010 T R E A S U R Y & S E C U R I T I E S S E R V I C E S Heidi Miller, Treasury & Securities Services Chief Executive Officer

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

2009 Recap by business 2010 Priorities International expansion ## Agenda Financial performance Business drivers Expense focus Global Corporate Bank 1

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

Why we love this business
World class market leading franchise
Strong organic revenue and profit growth over past 5 years
Truly global business with ~50% of revenue non-US
High return, low capital intensity, scale advantages
Stable, annuity-like revenue stream
Significant client and platform leverage across the firm
2

Revenue CAGR: 9%
Operating margin CAGR: 30%

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

$0.5
$1.5
$1.8
$2.4
$2.9
$2.1
2004 2005 2006 2007 2008 2009
Operating margin Revenue
TSS
–
strong 5-year growth trend despite market-driven impact to revenue in 2009
$5.5
$6.1
$6.9
$8.1
$7.3
Efficiency
ratio
73% 72% 64% 66% 70% 88%
$4.7
TSS revenue and operating margin ($ in billions)
3

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

“Flight to quality” impact leveled off
$251
$232
$234
$277
$336
$260
$268
$254
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Flight to quality: 29% growth
Reversal and leveling-off
Average liability balance trend by quarter ($ in billions)
4

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

TSS – complete and diversified product set
2009 TS revenue $3.7B 2009 WSS revenue $3.6B
34%
40%
14%
12%
Liquidity
Solutions
Core Cash
Management
Card
Products
Trade &
Logistics
Global
Custody
Global Fund Services
Financing &
Markets
Products
47%
31%
22%
(Clearance & Collateral Management,
Securities Lending, Depositary Receipts)
2009 WSS revenue contribution 2009 TS revenue contribution
5

TREASURY & SECURITIES SERVICES

UNITED STATES POSTAL SERVICE™

THE DEPARTMENT OF THE TREASURY 1789

TOTAL

NORTHROP GRUMMAN

UNITED STATES FEDERAL RESERVE SYSTEM

NISSAN

Santander

Schroders

SONY

UBS

Nationwide®

JPMORGAN CHASE & CO.

TSS – and we continue to win in the market place Kasikornbank Worldwide Securities Services select 2009 wins Treasury Services select 2009 wins 6

Revenue CAGR: 8%
Operating margin CAGR: 25%

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

$1.3
$1.5
$1.1
$0.9
$1.0
$0.4
2004 2005 2006 2007 2008 2009
Operating margin Revenue
TS – strong upward trajectory over the period despite deposit spread compression
$2.9
$3.0
$3.2
$3.8
$3.7
$2.5
TS revenue and operating margin ($ in billions)
7

TREASURY & SECURITIES SERVICES

Δ

Δ

Δ

Δ

JPMORGAN CHASE & CO.

TS 2009 results – spreads tell the story
Key drivers of performance
Spread compression on flat
balances
Trade volumes down, but spreads
jump
International payment volumes
up, offset by lower domestic
volumes
Wholesale Card and Government
volumes up
FY 2009 vs. FY 2008
8
2008 2009
Total revenue $3.78B $3.70B
Revenue (2)%
Average balances $161B $161B
Fed Funds 1.92% 0.16%
Net interest income (15)%
Noninterest
revenue
10%
Expense 2%

TREASURY & SECURITIES SERVICES

CAGR: 10%

CAGR: 3%

CAGR: 16%

CAGR: 4%

JPMORGAN CHASE & CO.

3,503
3,870
4,000
3,896
2006 2007 2008 2009
105
111
116 114
2006 2007 2008 2009
17
19
23
27
2006 2007 2008 2009
145
170
171
193
2006 2007 2008 2009
TS – underlying business growth remains solid with increased volumes
Note:  Annual transaction volume
Note:  Annual transaction volume
Note:  Annual transaction volume
ACH volume (# in millions)
USD clearing volume (# in millions)
Wholesale cards issued (# in millions)
Int’l electronic funds transfer volume (# in millions)
9

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

TS – Best in Class market positions with continued award recognition
Best Overall Bank for Cash Management:
North America (Global Finance)
Best Global Cash Management Services
in Asia Pacific (Asiamoney)
Best Cash Management Specialist,
Financial Institutions (The Asset)
Best Liquidity Solutions Provider (The
Asset)
Best Bank for Risk Management in North
America (Global Finance)
1 Based on number of sweep accounts and average daily balances
Treasury Services rankings Treasury Services awards
10
Cash management
ACH #1
USD clearing #1
Check clearing #2
Controlled disbursement #2
Liquidity
1
#1
Card
Purchasing #1
T&E #5

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

TS – disciplined expense management
Revenue 7.7%
5.5% Total expense
220 bps
Operating
leverage
Offshoring
Site consolidation
Exited Retail Lockbox
Absorbed BoNY and WaMu volumes with little
added expense
Platform rationalization and upgrades
Expense containment while continuing
investment initiatives
FY 2009 vs. FY 2006 CAGR Key 2009 expense initiatives
11

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

TS – 2010 priorities
Expand Global
Footprint
Branch footprint and local cash capabilities (BRIC+) to support our largest global clients
Strengthen
and Expand
Product
Capabilities
Integrated, global liquidity solutions
Self-clearing capabilities in more markets
Global Commercial Card solutions
Continued
Platform
Investment
Global DDA, ACH and Wire platforms
New Card and Trade platforms
Differentiate
Client Service
Shorten onboarding times, reduce exception processing, and simplify documentation
12

Revenue CAGR: 10%
Operating margin CAGR: 44%

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

$0.5 $0.9 $1.3 $1.5 $0.7 $0.1 2004 2005 2006 2007 2008 2009 Operating margin Revenue WSS – strong organic growth $2.7 $3.1 $3.8 $4.4 $3.6 $2.2 WSS revenue and operating margin ($ in billions) 13

TREASURY & SECURITIES SERVICES

Δ

Δ

Δ

Δ

JPMORGAN CHASE & CO.

Balances and spreads
down
Securities lending on-loan
balances and spreads down
Decline in FX volatility
Asset levels down due to
equity market levels, but net
AUC flows positive
WSS 2009 results – driven by the markets
1
Averages of 4Q08 and 4Q09 JPM G7 and Emerging Markets FX volatility indices
FY 2009 vs. FY 2008 Key drivers of performance
14
200 8 200 9
Total revenue $ 4.36 B $3. 64 B
Revenue (16)%
Average balances $1 19 B $ 87 B
Fed Funds 1.92% 0.16%
FX volatility
1
24.5 13.6
Net interest
income
(6)%
Noninterest
revenue
(20) %
Market driven NIR (34) %
Volume driven NIR (1)%
Expense 1%

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Securities lending market dynamic
Balances have declined approximately 40% since
end of 2008, driven by:
Lower demand from Broker/Dealers
Client restrictions on investments and
counterparties
Government and regulatory actions, which
have reduced demand or eliminated
economics
Revenue fell in 2009 due to:
Lower balances
Lower yield on cash collateral investments due
to Fed Funds / LIBOR spread compression
and increased client risk aversion
Lower intrinsic value for US Treasury
securities
Lower dividend season revenue
Industry dynamics
Higher value placed on transparency and risk
mitigation - movement to cash vs. security
collateral
2006 2007 2008 2009
$300
$408
$384
$220
Average on-loan balances ($ in billions)
Securities lending dynamics
15

TREASURY & SECURITIES SERVICES

CAGR: 26%

CAGR: 8%

CAGR: 18%

JPMORGAN CHASE & CO.

269
315
338 336
2006 2007 2008 2009
2,022
2,673
3,574
4,006
2006 2007 2008 2009
13,428
15,841
21,611
22,059
2006 2007 2008 2009
WSS – business foundation improves
2006 2007 2008 2009
CAGR: 2%
2009 Net AUC flow of ~$800B, up 7% vs. 2008
Global International Domestic
$13.9
$15.9
$13.2
$14.9
23%
77%
19%
81%
25%
75%
$234B $183B $311B
Note:  Annual volume
Net asset values produced (# in 000’s)
Funds under administration (#) Assets under custody (AUC, $ in trillions)
# of depositary receipt programs
16
$297B
Market
cap

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

U.S. - Non-
Govt Fixed
Income
Foreign -
Govt Fixed
Income
Foreign -
Non-Govt
Fixed
Income
Foreign -
Other
U.S. - Other
U.S. - Govt
Fixed
Income
U.S. -
Equities
Foreign -
Equities
WSS – AUC mix drives revenue
Total AUC: $14.9T
United States
Other Nations
Rate card differentials
FX flows
Securities lending opportunities
Size of lendable base
Total AUC: $14.9T
Other G7
Countries
Implications Implications
2009 assets by location 2009 AUC by asset type
17

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Global Custody #2
Global Fund Services
for registered investment pools
#2
European Fund Services #1
Depositary Receipts
by market capitalization
#1
Collateral Management #1
WSS –
Best in Class market positions with continued award recognition
Best Global Custodian (Asian Investor)
Fund Administrator of the Year: Europe
(ICFA magazine)
Pension Custodian of the Year (ICFA
magazine)
Best Overall Hedge Fund Administrator
(HFMWeek)
Securities Lending Manager of the Year
(Global Pensions)
Best Depositary Receipt Bank (The
Asset)
Worldwide Securities Services awards Worldwide Securities Services rankings
18

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

WSS – expense saves offset by investment agenda
Efficiencies from…
Offshoring / location strategy
Process re-engineering / leveraging
technology
Vendor reductions
Investment in…
Foundational platforms
Product and geographic build out
Platform optimization & efficiency
On-boarding clients
2,914
2,899
2008 2009
2009 Efficiencies
2009 Investment spend
$300mm+
$160mm+
1%
WSS expense ($ in millions) Key 2009 expense initiatives
2009 efficiencies fund investments
19

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

WSS – 2010 priorities
Expand
Global
Footprint
Strengthen
and Expand
Product
Capabilities
Continued
Platform
Investment
Increase
Penetration
of Priority
Segments
Increase wallet share of the top 150 Asset Gatherers and increase penetration of top 500
Sub-custody capability in select markets
Increase local presence for sales and local service
Global Corporate Bank partnership
ETF and Transfer Agency capabilities
International collateral management capabilities
Alternative investment servicing capabilities
Global fund accounting platform
Joint securities lending platform with the IB
Processing utilities across products
20

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

TSS continues to focus on international growth Percentage of non-US revenue Percentage of non-US employees 21 26% 48% 2004 2009 51 68 2004 2009 Number of non-US locations 35% 48% 2004 2009

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

Support for increasingly complex
international operations
Multiple regional/local offices
Numerous banking relationships
Cash visibility
Liquidity and credit access
Cash and payments concentration
Comprehensive working capital and
supply chain and risk management
solutions
Risk management (e.g. direct
clearing as a sub-custodian)
Footprint
Capabilities
Coverage
Credit
TSS – a “bankers’ bank”, but focused on meeting the needs of the world’s largest companies
Areas of focus for 2010 Client needs
22

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Global Corporate Bank – acceleration underway
A business JV
between TSS
and the IB to
manage
corporate
banking
relationships
with
approximately
3,000 of the
world’s largest
companies
Cash Management
Liquidity / credit access
Trade Finance
Working Capital /
Syndicated Lending
FX
Derivatives
Commodities
Debt Capital Markets
Local Currency
Services
More local Corporate Banking coverage
Footprint additions and branch upgrades
Increased credit and support infrastructure to support
balance sheet growth
Local treasury operations
Focus products What is it?
23
Required build out

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

2009 performance largely market-driven
Underlying drivers of our business are strong
A mid-30s% pretax margin still a target
We continue to invest aggressively in our business
International expansion and meeting the needs of our
largest clients remain top priorities
24
In summary…

February 25, 2010 A S S E T M A N A G E M E N T Mary Erdoes, Asset Management Chief Executive Officer

Advise
Execute

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

$1.2T AUM
$1.7T AUS
$8.0B Revenue
$1.4B Net income
29% Pretax Margin
Who we are: an integrated manufacturer and distributor of multiple alpha sources
15,000+ People
800+ Investment professionals
2,800+ Advisors
153 Locations
32 Countries
Liquidity/
Fixed income
Equities/
Multi-asset
Hedge funds/ Private equity
Real assets/ Highbridge
Private Banking
solutions
Institutional
Ultra
high-net-worth
High-net-worth
Retail
Understand

Note: All data reflect FY2009 amounts or year-end balances

The depth of the performance-based culture
800+ investment professionals: 58% US / 42% International
14-year average industry experience; 20%+ over 20 years
Consistent long-term focus; continuous refinement
The breadth of distribution globally
Over 2,800 distribution personnel worldwide covering:
– Institutions (pension funds, sovereigns, corporates, endowments)
– Ultra-high-net-worth (in 17 countries)
– High-net-worth (81 offices across the US)
– Retail (direct and indirect across 7 major fund platforms)
The innovation and power of the platform
Cash: first to launch a AAA-rated money market fund in China
Fixed income: Strategic Income Opportunity Funds launched last year, now $8B+
Equities: fundamental 130/30 was first of its kind, now #1 globally in AUM
Highbridge: statistical arbitrage engine as basis for $8B mutual fund platform
Private Equity: secondary fund launch of $800mm
Global Access Portfolios: doubled to $7.5B in 15 months
New CEO perspectives on Asset Management
2

Where we’ve come from…
2001 2009
Size
AUM $605B $1,249B
Revenue $3,085mm $7,965mm
Total employees 8,000+  15,000+
Locations 72 153
Quality
Top quartile funds (3-year) 56 Funds 141 Funds
4 or 5 star rated funds 97 Funds 170 Funds
Top 5 institutional client annual revenue $55mm $98mm
Net new Private Banking clients <0 3,800+
Top 5 retail distributor AUM $3B $28B
Financial
Return on Equity 3% 20%
Margin 10% 29%
Earnings $178mm $1,430mm
3

Advise
Execute

ASSET MANAGEMENT

JPMorgan Chase & Co.

Understand
…where we are headed: 2010 Priorities
1) Investment performance
Continue focus on risk-adjusted returns
(74% of fund AUM in top 2 quartiles,
but only 42% 4/5 star)
Flows into long-term assets
(targeted at 6%+ of AUM per year)
4) International presence
Europe: maintain cross-border equity position
and establish fixed income leadership
Japan: expand local coverage (2 new offices)
Asia: bring full power of platform to region
Latin America: develop local capabilities
2) Innovative products
Continued investment in core alpha
generation
Expansion of absolute return/hybrid strategies
Risk-adjusted solutions for 401k, HNW, retail
3) Private Banking expansion
UHNW: sustain market leadership
HNW: capitalize on U.S. investment; expand
internationally
Grow client advisors by 10% per year
(2,300 today)
5) Continued investment
Technology spend up 11%
Initiatives up 30% (new/enhanced platforms)
Run-rate down 13% (efficiencies)
Early 2008 cuts allowed 2009 growth, continuing in
2010
Strengthen position in US retail
Leverage firmwide capabilities
4

Investment performance
Maintain highest focus…
51%
75%
62%
71%
84%
68%
47%
88%
82%
25%
50%
75%
100%
2007 2008 2009
1 year 3 year 5 year
Equities performance (as of December 2009)
Target 65%
Fixed Income performance (as of December 2009)
70%
43%
77%
88%
63%
78%
96%
87%
78%
25%
50%
75%
100%
2007 2008 2009
1 year 3 year 5 year
Target 65%
US platform investment performance
(% AUM in top 2 Lipper quartiles) Understanding the components
US equity – 79%
Emerging markets equity – 100%
Pacific equity – 0%
5 year (% in top 2 Lipper quartiles)
5 year (% in top 2 Lipper quartiles)
US fixed income (Columbus) – 97%
Municipals – 94%
Global fixed income (NY) – 0%
5

8
11
14
27
21
17
15
22
49
29
28
29
2006 2007 2008 2009
Intermediary Direct
US Retail distribution
Long-term investment is now paying dividends…
2009 record results for long-term mutual
fund flows; #3 in industry
#4 US mutual fund family based on 5-year
performance (Barron’s); 60% of US AUM is
rated either 4 or 5 stars
Aggressive efforts to establish top 5 position
in long-term AUM
Top 10 industry-wide for number of
wholesalers, expected to grow by 30%
Focus
Hiring and training
Further penetration of traditional products
Innovative products (retirement,
long/short, inflation, commodities)
Highlights
2009 US net flows - long-term mutual funds ($ in billions)
26
1
4
21
10
20
30
Fixed income US Equity Int'l Equity Total LT Flows
Rank
4th 3rd 19th 3rd
US gross sales - long-term mutual funds ($ in billions)
US Retail long - term mutual fund AUM ($ in billions)
88
49
64 61
25
50
75
100
2006 2007 2008 2009
LT Rank
19th 20th 15th
11th
Source: Lipper
6

CAGR ('05 – '09): 11%

CAGR ('05 – '09): 12%

ASSET MANAGEMENT

JPMorgan Chase & Co.

Assets under supervision ($ in billions)
Private Banking
Continue outperformance and outstanding service…
Highlights
Client advisor headcount continually
increasing; 800+ people over 5 years
Positive AUS flows every year, totaling
$158B since 2005
Expense management discipline:
Front office headcount: 5% CAGR
Non-front office headcount: 2% CAGR
Credit losses in line with expected stresses
through the cycle
Pretax margin less volatile than competitors
Focus
Hiring and training
WaMu footprint
International HNW
Product innovation (especially for HNW)
318
328
378
452
102
137
142
124
129
50
55
403
2005 2006 2007 2008 2009
PB PWM JPMS $636
$552
$545
$465
$420
Revenue ($ in billions)
1.7 1.7
2.6 2.6
1.0
1.2
1.3
1.4
1.3
0.2 0.4
2.4
2005 2006 2007 2008 2009
PB PWM JPMS
$4.3
$4.2
$3.7
$2.9
$2.7
7

37
73
89
201
238
311
469
440
151
144
238
311
400
613
591
2005 2006 2007 2008 2009
International United States
Largest global money fund manager
Largest money fund globally
(prime money market fund $168B)
Regulatory changes - SEC money market
regulations (business as usual)
Focus
Managing expected outflows
Watching potential areas of concern
– Floating NAVs
– Capital against funds
– Low rate environment/fee
compression
Develop local onshore products for
emerging markets
Liquidity
Extending our leadership position…
Highlights Global Cash Year-End AUM ($ in billions)
8

International expansion: Brazil case study
Investment Management Institutional/Retail Distribution
Add local manufacturing of
alpha
Across all asset classes
Expand to HNW clients
Expand local presence
Expand local distribution
Retail through local
partners
Third-party wealth
management providers
Pension market
UHNW focused
PB only
4 offices
Sizeable UHNW business
Small local presence (mostly Sao Paulo)
All client segments
PB, IM, Retail, Institutional
7 offices
9
Private Banking
Private Banking
Current
Future
Manage alpha mostly from NY/London
Locally manage $1.5B in AUM
Investment Management

International expansion: Asia
Japan
(since 1971)
#1 largest foreign asset management firm
Major distributor of hybrid products into Japan
But…local Japanese equities has to improve performance
#3 largest foreign JV asset management firm
#1 AAA-rated money fund provider
But…a long way to #1
China
(since 2004)
#1 largest foreign asset management firm
#1 internet seller of mutual funds
But…only $11B in AUM, room to grow
Taiwan
(since 1985)
#3 international equity retail flows
But…ranked #31 in total AUM
Korea
(since 2006)
10

Competitive comparison and global standing
External recognition
Global
#1 global money market fund manager
(iMoneyNet)
#2 US-based global hedge fund manager
(Absolute Return)
#1 global provider for UHNW clients
(Euromoney)
United States
#4 mutual fund family
(Barron’s)
Europe
“Gold Standard Award for Funds Management”
(Incisive media (UK)); (Only firm ever to win seven Gold
Standard awards)
Asia
“Asset Management Company of the Year”
(The Asset)
“Best overall performing foreign asset manager
operating in China”
(PriceWaterhouseCoopers survey)
#1 Private Bank in Asia
(Asia Risk Magazine)
2009 Pretax income growth
Note: Competitors include AllianceBernstein, BlackRock, BNY Mellon, Credit Suisse, Goldman Sachs AM, Legg Mason, Northern Trust, UBS
2009 Assets under management ($ in billions)
627
682
871
1,115 1,177
1,249
2,157
496
JPM
3,346
2009 Net flows ($ in billions)
(74)
(115)
28
33
(55)
(138)
(3)
JPM
NA
156
Competitors
Competitors
Competitors
11
(10%)
(25%)
(28%)
(36%)
(43%)
(70%)
JPM
NA NA
5%

J.P.Morgan
Asset Management

ASSET MANAGEMENT
JPMorgan Chase & Co.

Asset Management greatly benefits from the power of the JPM network
12
Card
Services
Retail
Financial
Services
Commercial
Banking
Investment
Bank
Treasury &
Securities
Services
Banking services
Fund management
Client referrals
Aircraft leasing
Fund management
Fund management
Structured products
Brokerage
Fund management
Client referrals
Fund accounting
Transfer agency
Custody
Securities lending
Credit cards

Blank slide
Conclusion
Institutional
leadership
Ultra-high-net-worth
leadership
US
leadership
Retail
success
High-net-worth
success
International
presence
Use knowledge and edge from
institutional success to drive…
Utilize client insight and product
knowledge to enable…
Capitalize on global brand to build a
stronger…
Investment
performance
Alternative/Hybrid
growth
Continue strong traditional performance
and drive innovation in…
13
Increase scale of products and distribution,
capitalizing on investments made in this highly leverageable business

February 25, 2010 C O M M E R C I A L B A N K I N G Todd Maclin, Commercial Banking Chief Executive Officer

Agenda Page 1 State of the business 1 Credit environment 11 Growth opportunities 16 Appendix 22

OPERATING MARGIN CAGR = 17%
REVENUE CAGR= 10%

STATE OF THE BUSINESS

JPMORGAN CHASE & CO.

Consistency of earnings through positive operating leverage
Revenue by product vs. expense growth ($ in millions)
Note: Expense excludes provision
1,215
1,344
1,419
1,743
2,663
2,062
2,243
2,350
2,648
2,642
213
334
386
415
1,856
1,979
1,958 1,946
2,176
1,632
1,821
2,145
2,831
3,544
211
Lending revenue Treasury Services revenue IB revenue/other Expense Operating margin
2005
2006 2007 2008 2009
EXPENSE CAGR = 3%
62% 59% 52% 48% 47%
Operating margin

Key performance metrics
Lending vs. non-lending revenue sources (FY 2009)
ROE trend with target metrics
Overhead ratio trend
with target metrics
16%
20%
17%
18%
10%
20%
30%
2006 2007 2008 2009
48%
38%
41%
52%
53%
30%
35%
40%
45%
50%
55%
2005 2006 2007 2008 2009
Target: 20% +/-
Target: < 40%
21%
Excluding
WaMu
Investment Bank
7%
Lending
47%
heritage JPM
62%
heritage
WaMu
38%
Treasury Services
46%

Profile of a Chase Commercial Banking client
Total CB relationships = 55,000
25,000 Middle Market, Mid-Corporate, and Real Estate Banking clients
30,000 Commercial Term Lending relationships
Average relationship tenor
1
= 18 years +
In 2009, 1,700 new relationships and over 7,600 expanded relationships
1
Average products used per relationship
1
= 7+
Highlights
Client ROE increases with level of cross-sell across product categories2
(%)
Lending Lending + TS Lending + TS + IB
7-10%
18-20%
24-26%
1 Metrics do not include Commercial Term Lending Business
2 Client ROE ranges represent average through-the-cycle returns on broad product groupings

Cross-LOB impact of Commercial Banking clients
Over 25mm transactions at Retail
branches by CB clients
Over $650mm in loan commitment
referrals from Business Banking
Note: All metrics reflect 2009 performance
1 Commercial Card revenue captured in overall Treasury Services
Commercial Banking
Clients
Over $150mm
in Commercial
Card and Paymentech revenue
1
$1,163mm gross IB revenue
820 CB clients used IB products
for first time
Over $275mm
in Private Banking
and Investment Management
revenue
CB clients generate $2,642 mm in
deposit and TS product revenue
80% client penetration
Treasury Services
Retail
Card
Investment Bank
Asset Management

Conservative client selection and portfolio diversification = moderate credit risk
452
391
73
160
279
464
1,454
1,362
1,340
951
1,271
1,010
1,134
1,439
2005 2006 2007 2008 2009 2008 2009
Credit Costs Net Income
0.93% 0.40%
Net charge-off ratio
1.02% 0.35% 0.07% 0.05% 0.05%
Including WaMu Excluding WaMu
Credit costs vs. net income ($ in millions)

Middle
Market
Banking
46%
Real Estate
Banking
7%
Commercial
Term
Lending
19%
Community
Development
2%
Other
2%
Mid-Corporate Banking
24%
Real Estate
30%
Retail
9%
Consumer
5%
Oil & Gas
4%
State & Muni
5%
Utilities
4%
Business
Service
4%
Other
29%
Healthcare
10%
Dynamic portfolio management produces credit diversity and granularity, minimizing risk of earnings volatility
Exposure by industry (4Q09)
Total Exposure: $186.1B
Outstandings by loan size (4Q09)
Total Loans: $97.4B
Total Exposure: $186.1B
$20mm & Over
16%
$10mm-$20mm
15%
$5mm-$10mm
17%
$3mm-$5mm
13%
$1mm-$3mm
24%
Under $1mm
15%
Exposure by business (4Q09)

1.02%
1.88%
Chase CB Peer Median
Total CB NCO ratio
2009 Performance against peers confirms our strategic differences in client portfolio and risk tolerance
2.87%
4.13%
Chase CB Peer Median
Total CB NPL ratio
0.70%
1.65%
Chase CB Peer Median
C&I NCO ratio
1.36%
2.60%
Chase CB Peer Median
CRE NCO ratio
1.01%
2.75%
Chase CB Peer Median
Note: Metrics calculated based on FY 2009 performance, NCO ratios based on average loan balances, NPL ratios based on ending loan balances
Peer group includes: BAC, COF, CMA, FITB, KEY, PNC, STI, USB, WFC, ZION
CRE defined as Real Estate Banking, Commercial Term Lending, and Community Development. C&I defined as Middle Market, Mid-Corporate, and all other Commercial Banking businesses
C&I NPL ratio
4.67%
7.31%
Chase CB Peer Median
CRE NPL ratio
8

2.59% 2.30% 2.45% 2.65% 2.87% 3.01% 3.12% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Reserve policy supports our “through-the-cycle” mentality Loan loss reserve ratio (to average total loans) 9

Expense discipline and earnings-driven compensation
Compensation expense vs. non-compensation expense ($ in millions)
654
740
706 692
1,239
1,252
1,254
1,400
776
1,202
21.9%
40.6%
32.9%
24.4%
40.1%
13.6%
14.5%
17.2%
19.5%
18.8%
$0
$500
$1,000
$1,500
$2,000
$2,500
2005 2006 2007 2008 2009
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
Comp expense Non-comp expense Comp % of operating margin Comp % of revenue
10

Agenda Page 11 Credit environment 11 State of the business 1 Growth opportunities 16 Appendix 22

CREDIT ENVIRONMENT

CB loans down 16%
Industry C&I loans down 17%

JPMorgan Chase & Co.

1.50%
1.60%
1.70%
1.80%
1.90%
2.00%
2.10%
2.20%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Pricing improvement has offset weakened loan demand
Loan spread on total CB loan balances
Loan volume decline ($ in billions)
Pricing up 40% since 3Q08
Note: Chase loan balances are end-of-period; Source:  Federal Reserve
102
106
111
115
97
1,618
1,343
1,414
1,499
1,564
1,300
1,400
1,500
1,600
1,700
4Q08 1Q09 2Q09 3Q09 4Q09
90
95
100
105
110
115
120
Industry C&I loans CB loans
12

2009 credit costs driven by commercial real estate
Mid
Corporate
5%
Middle Market
28%
Com Dev
2%
CTL
31%
Real Estate
31%
Other
3%
2009 CB NCO by business
Total = $1.1B
64% of NCOs
from CRE
portfolios
2009 CTL NCO ratio by region
Note: NCO ratios based on average loan balances
0.06%
0.18%
0.86%
1.36%
0.07%
1.02%
0.05%
0.06%
0.70%
0.35%
0.05%
0.19%
2006 2007 2008 2009
CRE Total CB C & I
50bps through-
the-cycle loss rate
NCO ratio trend
0.56%
1.21%
1.52%
0.11%
22.41%
Southern California
Northern California and Pacific Northwest
East
Florida
Central
$15,446 $10,401 $7,082 $584 $2,600
End-of-period loan balances
39% of losses
from Florida
13

Chase commercial real estate exposure
Highlights
Commercial Term Lending (64% of CRE)
Stable, seasoned multi-family concentration
Fully underwritten, “cash flow” lending
Supply-constrained markets / renters by necessity
2009 charge-off rate: 0.91%
0.57% without Florida
Real Estate Banking (22% of CRE)
Institutional grade Real Estate investors and developers
2009 charge-off rate: 2.87%
Community Development (7% of CRE)
Low-to-moderate income - housing and community
redevelopment
2009 charge-off rate: 0.80%
Middle Market/Mid-Corporate (7% of CRE)
Investment real estate tied to commercial relationships
2009 charge-off rate: minimal
2009 end-of-period balances ($ in billions)
Loans Exposure
Commercial Term Lending $35.6 $35.6
For sale housing 0.7 1.2
Commercial constr/develop 9.7 11.4
Real Estate Banking 10.4 12.6
REB as of % of total CB exposure 11% 7%
Community Development Banking 2.3 3.8
Middle Market & Mid-Corporate 3.2 4.1
Total CRE exposure & loans $51.5 $56.1
Percentage of total CB exposure 30%
14

CREDIT ENVIRONMENT

Down 42%

JPMorgan Chase & Co.

1.00
1.20
1.40
1.60
1.80
2.00
Dec-
04
Jun-
05
Dec-
05
Jun-
06
Dec-
06
Jun-
07
Dec-
07
Jun-
08
Dec-
08
Jun-
09
Dec-
09
US commercial real estate industry outlook
National Commercial Property Price Index
Source: Moody’s/REAL Commercial Property Price Indices, December 2009
Industry outlook
Fundamentals not improving
Massive debt maturity problem; refinancing likely
requires equity/debt mark-downs
Diminished CRE bank lending appetite
Value disconnect between buyers and sellers
Banks and borrowers: Amend, Pretend, Extend
130
100
170
630
2008/2009 2010 2011 2012+
Source: Real Estate Roundtable submission to the Joint Economic Committee Hearing on the
Commercial Real Estate Industry
CRE debt maturities ($ in billions)
Source: Real Estate Roundtable submission to the Joint Economic Committee Hearing on the Commercial Real Estate Industry
Estimated CRE capital gap ($ in billions)
1.91
1.08
410
310
500
1,800
2008/2009 2010 2011 2012+
15

Agenda Page 16 Growth opportunities 16 State of the business 1 Credit environment 11 Appendix 22

While strong prospecting efforts in mature markets continue, expansion markets provide significant opportunity
Progress
121 dedicated full-time
resources have been hired /
relocated
Profitable in 2011
Opportunity
Over 9,300 identified Middle
Market prospects in key
markets
Fully capable of delivering
total JPM franchise to new
markets
15,500+ prospect calls
150+ conversions
7,800+ prospect calls
75+ conversions
10,400+ prospect calls
125+ conversions
Nationwide
Over 84,000 total prospect
calls, up 26% from 2008
Converted over 700 prospects
to clients nationwide
Business Development Group
Over 53,000 prospect calls,
up 68% from 2008
Added 6 full-time employees
to the BDG, a 40% increase
Converted over 80 prospects
totaling over $16mm in
closed revenue
Note: Rankings represent market share determined by Greenwich Associates 2009 Survey
In IL, TX, CA, and FL Chase is tied for the ranking with a competitor
# 1
# 1
# 1
# 5
# 5
# 8
Existing markets Expansion markets
Prospecting efforts
17

Differentiated product capabilities continue to drive growth
Deposit balance growth ($ in millions) Gross IB revenue growth ($ in millions)
552
716
888
966
1,163
2005 2006 2007 2008 2009
CAGR = 16%
66,055
73,613
87,726
103,121
113,152
2005 2006 2007 2008 2009
CAGR = 11%
Lending
Core
Cash
Mgmt
Investment
Banking
Treasury
Services
Products
Custody
&
Fiduciary
Retail &
Credit
Cards
Alternative
Financing
Int’l
TS
Asset
Management
Regional competitors
JPM product capabilities
18

International capabilities are a key differentiator
Growth in clients using international products
1,088
1,365
1,628
2,166
2006 2007 2008 2009
CAGR = 19%
International deposit growth ($ in millions)
958
1,581
2,834
4,553
5,906
2005 2006 2007 2008 2009
CAGR = 44%
CB clients have growing international banking requirements
Companies between $200mm-$1B in sales
65%
1
expect non-US revenue increase in 5 years
60%
1
plan to expand overseas in next 5 years
Weak and distracted competitors provide opportunity
Increase penetration with current client base
An estimated 6,000 clients have meaningful international operations
We only
do business overseas with one-third
Highlights
1 Results from 2009 KPMG Survey on Global Expansion
19

Healthy balance sheet positions us to invest opportunistically
Commercial Lending and
Treasury Services
Partner with top-tier investor clients to finance
distressed acquisitions
Conservative terms, L+400-500 pricing
Expansion of Deposit and TS business
Commercial Real Estate Council
Performing loan portfolio purchases from
undercapitalized/overextended banks
Utilize our workout resources on distressed
portfolio acquisitions
Opportunistic Investments
Firmwide Initiatives
Representative example for Commercial Real Estate opportunities
20

Excellent franchise well positioned for future growth
Great client franchise; low risk and stable earnings
Loyal, conservative, experienced business owners
Reliance on bank as primary capital provider/trusted advisor
High demand for JPM’s full suite of products
Non-lending revenue growth outpaces more RWA-dependent growth
Prolific referral targets for IB, TSS, Card, AM
Significant benefits and economies of scale
Risk management: portfolio granularity and distribution
Self-funding client base
Expense highly correlated to earnings
Positive operating leverage
Ongoing opportunities for growth
Expansion markets
Increasing market share
Opportunistic investing in recovery
21

Agenda Page 22 Appendix 22 State of the business 1 Credit environment 11 Growth opportunities 16

Commercial Banking organizational overview
Middle Market Banking: Commercial, municipal, community financial institutions and not-for-profit clients; annual revenue generally between
$10mm and $500mm
Mid-Corporate Banking: Clients with broader, international banking and investment banking needs; annual revenue generally between $500mm and $2B
Real Estate Banking: Full service banking to investors and developers of institutional-grade real estate properties
Commercial Term Lending: Term financing to real estate
investors/owners, primarily multifamily, but also office, retail and industrial properties
Chase Business Credit: Asset Based Lending (ABL) business generally secured and governed by the borrower’s accounts receivable and inventory
Equipment Leasing: Term financing for corporate and high-net-worth clients:  aircraft, machinery, and other equipment
Community Development Banking: Community development finance for affordable housing and economic development projects
Chase Capital Corp: Mezzanine financing for commercial clients
2009 CB revenue = $5.7B
Commercial Term
Lending
15%
Mid-Corporate Banking
19%
Real Estate
Banking
8%
Middle Market Banking
54%
Other
4%
Customer segments
Product specialties
23

February 25, 2010 C A R D S E R V I C E S Gordon Smith, Card Services Chief Executive Officer

Executive summary
The majority of our business segments have remained profitable through the cycle
Specific strategies are in place to improve the unprofitable business segments
We are seeing early signs that credit trends are improving across all stages of delinquency
Implementation of the majority of provisions in the CARD Act is complete
Consumer spending is recovering slowly across all income segments, most industry categories and geographies
The strategic priorities outlined in 2008 are in market, positioning us for growth in a post-
CARD Act environment
Our ROE target is 20% +/-
1

Source: Internal Chase data which excludes WaMu, loan loss reserve actions, intra company revenue sharing, intangible amortization, deferral of loan fees (FAS 91) and securitization income
1  Paymentech ROE represents return on tangible equity
4 of our 6 business segments remained profitable through the cycle and those business segments have also shown strong historical performance
Affluent and HNW
Partners
(co-brand & retail)
Paymentech
1
Profitable in 2009
% of OS 2006 2007 2008 2009
Small Business
Mass Affluent
rewards-engaged
Mass Affluent
Mass
Affluent
Total engaged: 66%
100% Card Services totals:
20% ROE
< 0% ROE < 20% ROE
34%
X
X
2

Unengaged /
underperforming
Engaged Unengaged /
underperforming
Engaged
In 2009, the rewards-engaged customers outperformed across all key metrics
Source: Internal Chase data which excludes WaMu
Sales/statement — 2009
Balance/statement — 2009 Net charge-off rate — 2009
Unengaged /
underperforming
Engaged
1.9x
higher
3
46% lower
240bps lower

Through the cycle, we expect returns on the rewards engaged business to return close to historical levels, which exceed our ROE targets
We have focused on retooling the underperforming businesses:
Small business:
– Invest in unique tools, strategies and infrastructure
– Launch new products (Ink)
– Deploy new customer engagement strategies
Mass Affluent non-rewards and unengaged customer strategies
– Implement segment specific risk management strategies
– Utilize Blueprint to increase overall customer engagement
– Incorporate income and debt levels into portfolio analytics
Strategies are in place to drive improved performance in the underperforming businesses
4

$0
$40
$80
$120
$160
4Q08 1Q09 2Q09 3Q09 4Q09
6%
7%
8%
9%
10%
Outstandings attrition has come largely from low margin loans
Source: Internal Chase data
1  Data excludes WaMu
(11)% YoY change
($18B)
Year/year
outstandings
decline
(5% +/- APR)
$2B
(15% +/- APR )
($12B)
(<1% APR)
($8B)
Intro Promo Contract rate
Components of YoY outstandings decline
Net Interest Margin
Outstandings
5
Outstandings ($ in billions)
1
and net interest margin (%)

Historically, a large portion of proceeds from cash-out refinancing and home equity loans were used for personal consumption and to repay non-mortgage debt
Source: 2007 Federal Reserve publication “Sources and Uses of Equity Extracted from Homes”
1  Home equity loans include both closed-end home equity loans and home equity lines of credit
>75%
Estimated uses of cash-out refinancing Estimated uses of home equity loans 1
6
100%
27%
17%
34%
22%
0% 20% 40% 60% 80% 100%
Total
Repayment of non-
mortgage debt
Personal
consumption
Home
improvement
Real estate and
financial assets
100%
26%
29%
31%
14%
0% 20% 40% 60% 80% 100%
Total
Repayment of
non-mortgage
debt
Personal
consumption
Home
improvement
Real estate,
Business expense
and other
>85%

Agenda Page 7 Credit environment 7 Regulatory update 22 Key consumer spending trends 25 Strategy — Progress to date 34

0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
1Q03 4Q03 3Q04 2Q05 1Q06 4Q06 3Q07 2Q08 1Q09 4Q09
Net charge-off rate 30+ days delinquency rate
As initial jobless claims and housing prices stabilize, credit losses show signs of improvement
Source: S&P for Case-Shiller index data; Bureau of Labor Statistics Source: Chase earnings releases; SEC filings (excluding WaMu)
Note: Data includes the timing benefit of the payment holiday (approximately 60bps for net charge-off rate and 20bps for 30+ days delinquency)
120
130
140
150
160
170
180
190
200
210
220
1Q03 4Q03 3Q04 2Q05 1Q06 4Q06 3Q07 2Q08 1Q09 4Q09
1.2
1.4
1.6
1.8
2
2.2
2.4
2.6
2.8
Case-Shiller 20 city composite housing price index
Initial jobless claims [monthly]
Initial jobless claims and Case-Shiller housing price index Card Services net charge-off rate, 30+ days delinquency rate

Credit losses have continued to stay at the lower end of the competitive range
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
4Q04 4Q05 4Q06 4Q07 4Q08 4Q09
Chase C AXP BAC COF DFS
Source: Earnings releases; SEC filings
Note: Internal Chase data which excludes WaMu and includes the timing benefit of the payment holiday of approximately 60bps in 4Q09
Net charge-off rate

Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10 Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10
Roll-rate improvements are being observed in early delinquency buckets
Source: Internal Chase data which excludes WaMu and the impact of the payment holiday
Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10 Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10
Delinquency $ roll-rate from current to bucket 2 (31-60 Dpd)
Delinquency $ roll-rate from current to bucket 1 (1-30 Dpd)
Delinquency $ roll-rate from bucket 2 to bucket 3 (61-90 Dpd)
Delinquency $ roll-rate from bucket 1 to bucket 2 (31-60 Dpd)

We continue to maintain strong portfolio quality vs. our competitors
1  Chase data as of Nov-09; represents Chase Issuance Trust
2  AXP FICO>720 is based off disclosure in Fixed Income Investor Presentation
Source: SEC Filings (BAC – Dec-09, COF – Mar-09, DFS – Dec-09, AXP – Jul-09, C – Sept-09, Chase – Nov-09)
17.8%
20.2%
25.1%
28.2% 28.2%
29.3%
AXP Chase BAC C DFS COF
56.0%
55.0%
44.1%
42.7%
42.0%
38.8%
Chase¹
AXP BAC COF DFS C
Trust receivables — FICO<660 or no FICO score
Trust receivables — FICO>720
1 2

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Jan-10
Card Services bankruptcy filings have stabilized with improvement observed in January
Source: Administrative office of the US Courts; Internal Chase data which excludes WaMu
Card Services average monthly bankruptcy filings (units)

Our credit strategies are focused on a few key drivers
Continue to leverage retail and partner customer data to inform our risk management practices
Increase engagement of customers across all segments to help drive superior performance
Use of overall customer balance sheet to augment our proprietary risk scores
Debt-to-income measures
Overall changes in debt and exposure levels
Loan-to-value/mortgage data overlays
Dynamic management of credit lines

Chase relationship data provides powerful additional insight into credit risk
Source: Internal Chase data
Note: Data shown represents year 2 charge-off rate of a representative acquisition vintage
No current Chase
relationship
Card Services only Retail Financial Services
only
Card Services and Retail
Financial Services
Chase relationship at origination
260bps lower
Card Services net charge-off rate (year 2 rate)

0.00%
1.00%
2.00%
3.00%
4.00%
701-720 721-740 741-760 761-780 780+
FICO scores
No partner relationship
Partner relationship
Moderate/low
engagement
High engagement
The addition of partner data also provides improved risk prediction
Source: Internal Chase data
Note: Data shown represents 2009 performance for the partner business segments only
Customers who are engaged with a partner exhibit better risk performance
Average 2.0x
lower across all
FICO bands
Partner relationship — net charge-off unit rate
Depth of partner relationship — net charge-off unit rate

A continued focus on rewards has helped drive a positive risk selection
Rewards represented 60% of outstandings at the end of 2009
Source: Internal Chase data which excludes WaMu
1  Excludes Retail Partner general purpose credit cards
36%
40%
47%
54%
56%
60%
64%
60%
53%
46%
44%
40%
2004 2005 2006 2007 2008 2009
General Purpose Credit Cards - rewards General Purpose Credit Cards - nonrewards
Rewards as % of end-of-period outstandings1

Loss rates have been highly correlated to a customers’ external card debt
Card Services portfolio is skewed to lower debt customers
Source: Internal Chase data
Note: 2008 unit loss rates based on Dec-08 performance of a representative Dec-07 vintage;
2009 unit loss rates based on Dec-09 performance of a representative Dec-08 vintage
2%
3%
4%
5%
7%
3% 3%
5%
7%
9%
13%
5%
<$5K $5-$10K $10-$20K $20-$30K $30K+ Total
2008 2009
Average net charge-off unit rate by external card debt

No credit line decrease Credit line decrease No credit line decrease Credit line decrease
No credit line decrease Credit line decrease
Over the past 2 years we have reduced portfolio exposure to customers with high debt
Source: Internal Chase data
Note: Data shown for active accounts only and based on 4Q09 performance and is representative of FY2009 performance
1  Total debt represents total customer debt (including mortgage)
Credit line decreases and account closures were targeted to customers with high debt-to-income
60%
higher
>3x
higher
>2x
higher
Total debt1
BankCard debt/income
External card utilization

We are focused on a core universe of lower risk and lower debt populations for new acquisitions
2007 2008 2009
200bps
lower
Source: Chase internal data; Direct mail universe
2007 2008 2009
15%
higher
2007 2008 2009
23 pts
higher
Average BankCard debt/income – acquisitions
Average FICO – acquisitions
Average income – acquisitions

Our credit eligible prospect universe has decreased by approximately 15%
Source: Chase internal data; Direct mail and preapproved universe
1  Credit eligible population defined as those prospects that meet Card Services credit criteria
Applying behavioral trends related to debt levels, debt-to-income ratio, bankcard utilization and inquiry levels will reduce the eligible prospect population
BankCard debt 2x higher
BankCard utilization (%) 4x higher
Income 30% lower
Total debt to income > 50% higher
Profile of eliminated universe (vs. remaining)
Remaining eligible
universe
85%
Eliminated
universe
15%

1

We have risk management strategies in place to drive improved performance
As new unemployment claims and housing prices stabilize, credit losses have shown signs of improvement
Roll-rate improvements are being observed across all early delinquency buckets
We believe continued improvement will be dependent on the following:
– Absolute level of employment
– New unemployment claims
– Home value stability
Our credit losses have continued to remain at the lower end of the competitive range
We continue to maintain strong portfolio quality vs. our competitors
Credit environment summary

Agenda Page 22 Regulatory update 22 Credit environment 7 Key consumer spending trends 25 Strategy — Progress to date 34

A number of key CARD Act regulations have taken effect in February 2010
Effective Effective Effective
August 20, 2009 February 22, 2010 August 22, 2010
Regulations¹
Regulations
Advance notice of
Change in Terms
Time to make payments
45-day Overlimit Fee
suppression with line
decreases
Reasonable and
Proportional Fees
6-month Review of
Repricing Actions
1  Major provisions only; not an exhaustive list
Status Status Status
COMPLETE COMPLETE DEVELOPMENT
Payment Processing and
Allocation
Statement formats and
disclosures
Same day each month payment
due dates
Repricing restrictions and cure
provisions
Opt-in for Overlimit Fees
“Pay to Pay” fee restrictions
“Ability to Pay” assessment
Protections for Young
Consumers and Students
Regulations

Card Services has adapted a number of business practices in response to the new regulations
Pricing restrictions
Payment allocation
Time to make payments
Payment processing
Fee restrictions
Pricing review
General
Easy, consumer-oriented products, features,
communications, and disclosures
Selective pricing changes
Acquisitions
Shortened introductory APR duration
Increased Goto APR
Refinements to offer targeting
Balance Build
Elimination of life-of-loan offers
Shorter duration promotional offers
Reduced balance transfer volumes
Net income impact: $500-750mm¹
after tax
1  Reasonable fees and pricing review impacts not included
Primary CARD Act provisions Chase response

Agenda Page 25 Key consumer spending trends 25 Credit environment 7 Regulatory update 22 Strategy — Progress to date 34

KEY CONSUMER SPENDING TRENDS

J.P.MORGAN CHASE & CO.

Since 3Q09, we have seen a strengthening in consumer sales
Source: Conference Board, internal Chase data which excludes WaMu
1  Sales data excludes cash advances and balance transfers
The Conference Board Consumer Confidence Index Card Services sales change YoY
Consumer Confidence Index vs. sales volumes¹
26
-15.00%
-10.00%
-5.00%
0.00%
5.00%
10.00%
15.00%
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-
08
Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
Oct-
09
Nov-
09
Dec-
09
Jan-
10
0
10
20
30
40
50
60
70
80
90
100

KEY CONSUMER SPENDING TRENDS

J.P.MORGAN CHASE & CO.

We have seen strengthening in sales across our affluent customers
Source: Internal Chase data which excludes WaMu
(1.0)%
(1.7)%
(4.5)%
(4.7)%
(3.5)%
(3.8)%
0.8%
3.3%
4.8%
(6.0)%
(4.0)%
(2.0)%
0.0%
2.0%
4.0%
6.0%
<$75K $75-$125K >$125K
4Q08 3Q09 4Q09
Sales growth YoY — household income (annual)

KEY CONSUMER SPENDING TRENDS

JPMORGAN CHASE & CO.

(3.1)%
0.4%
(8.4)%
(6.8)%
2.5%
(3.4)%
(1.0)%
7.7%
0.0%
(10.0)%
(8.0)%
(6.0)%
(4.0)%
(2.0)%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
>200% 50-200% <50%
4Q08 3Q09 4Q09
We have also seen a strengthening in sales across our low indebted customers
Source: Internal Chase data which excludes WaMu
Note: Debt represents total customer debt (including mortgage)
Sales growth YoY – debt-to-income ratio

KEY CONSUMER SPENDING TRENDS

J.P.MORGAN CHASE & CO.

Sales growth is stronger in states where home prices depreciated least
Source: Internal Chase data which excludes WaMu
States with high levels of housing price stress
(9.4)%
(6.8)%
(2.2)%
(8.2)%
(8.7)%
(4.2)%
(4.8)%
1.3%
1.4%
(1.6)%
1.0%
2.8%
(9.3)%
(4.8)%
(6.8)%
(12.0)%
(10.0)%
(8.0)%
(6.0)%
(4.0)%
(2.0)%
0.0%
2.0%
4.0%
CA FL NV AZ All others
4Q08 3Q09 4Q09
Faster rebound in
states less subject
to housing price
stress
Sales growth YoY — state

KEY CONSUMER SPENDING TRENDS

J.P.MORGAN CHASE & CO.

(20.0)%
(15.0)%
(10.0)%
(5.0)%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Jan-10
Discretionary Non-discretionary (excl oil) Non-discretionary
Sales have strengthened across discretionary and non-discretionary categories
1  Non-Discretionary includes supermarkets, wholesale clubs, discount stores, pharmacies and gas (except where noted)
Source: Internal Chase data which excludes WaMu
Sales growth YoY —
discretionary  vs. non discretionary1

KEY CONSUMER SPENDING TRENDS

J.P.MORGAN CHASE & CO.

Positive momentum in sales towards the end of 2009 and extending to early 2010
Source:  Internal Chase data which excludes WaMu
(12)%
(12)%
(11)%
(10)%
(10)%
(8)%
(6)%
(5)%
(2)%
(2)%
(1)%
1%
2%
2%
Home Furnishing
Furniture
Travel Agencies
Hotel/Motel
Department Stores
Airlines
Car Rental
Specialty Retail Stores
Restaurants
Sporting Goods
Computers
Telecommunication Serv.
Automotive Parts
Supermarkets
(1)%
3%
10%
1%
(4)%
10%
3%
1%
4%
(1)%
8%
(0)%
5%
2%
Sales growth YoY
2009 vs. 2008 Nov-08 to Jan-09 vs. Nov-09 to Jan-10

(10.0)%
(13.4)%
(5.7)%
(10.1)%
(7.6)%
(7.9)%
(7.7)%
(7.0)%
(5.3)%
(0.9)%
1.1%
5.2%
(15.0)%
(10.0)%
(5.0)%
0.0%
5.0%
10.0%
<$20K $20-$30K $30-$80K >$80k
4Q08 3Q09 4Q09
Customers with larger wallet sizes have exhibited a greater rebound in sales within select spending categories
Source: Internal Chase data which excludes WaMu
1 Wallet size is defined as a cardmembers total credit card spend
Sales growth YoY —
wallet size1: department stores

KEY CONSUMER SPENDING TRENDS

J.P.MORGAN CHASE & CO.

(4.6)%
(5.2)%
(9.2)%
(11.2)%
(14.6)%
(14.7)%
Chase DFS COF AXP
U.S.
Card
BAC C
116
23
(27)
(48)
(122)
(154)
Chase DFS COF AXP
U.S.
Card
C BAC
Source: Earnings releases; Internal Chase data
1  Chase sales data excludes WaMu, cash advances, BT’s and private label
2  DFS sales data excludes cash advances
3  BAC includes U.S. and International Consumer, excludes Small Business
4  C includes C Branded and excludes non-core Retail Partner portfolios
Throughout the downturn Chase continued to gain sales volume market share
2009 YoY change in sales volume
1
2
3 4
2009 GPCC sales volume market share
16.5% 5.2% 5.6% 20.3% 10.0% 12.5%
Change in general purpose credit card (GPCC) sales
volume market share (bps) — 2007 vs. 2009

Agenda Page 34 Strategy — Progress to date 34 Credit environment 7 Regulatory update 22 Key consumer spending trends 25

STRATEGY — PROGRESS TO DATE

J.P.Morgan Chase & Co.

Create lifelong, engaged relationships
with our customers by being a trusted provider of financial services
Vision
Build a strong proprietary
brand
Launch customer-focused,
flagship proprietary products
Focus on partnerships that
enhance and extend brand
Leverage branch distribution
Ensure consistency across
all channels
Rationalize existing
rewards products
Develop proprietary rewards
platform
Develop targeted offers for
each customer segment
Make redemption easy and
intuitive
Engage the customer early
in the lifecycle
Leverage every interaction
to enhance the relationship
Create a superior online
experience
Improve customer service
Brand Rewards Customer experience
We continue to stay focused on our core vision, despite a challenging business environment

In 2009, we delivered on a number of key features outlined in our overall strategy
2008 -
Strategy
2009 –
Launch/Integrate
2010 -
Execution
Brand, value proposition:
Focus on building Chase brand
Launch new products and features
Rationalize the partner business
Renew focus on overall customer
experience to drive engagement
Assets and capabilities:
Enhanced risk management tools
Leverage enterprise relationship
Customer-segment focused
Focused on debt-to-income ratio
and mortgage data
WaMu branch network integration
Establish overall Card
Services strategy
Complete business
reorganization
New products
Establish brand/positioning
Grow engaged customer base
Establish Ultimate Rewards as a
core relationship tool
Scale adoption of Blueprint
Complete partner portfolio
rationalization
Continue to invest in building our
small business presence

STRATEGY — PROGRESS TO DATE

J.P.MORGAN CHASE & CO.

2007 2009
Over the past 2 years, Card Services has shown strong brand growth
Source: Proprietary Chase Brand Health Tracking Online Survey of 400 US adult consumers per month (2007 – 2009)
1,800 bps
higher
2007 2009
600 bps
higher
Unaided brand awareness Consideration

STRATEGY — PROGRESS TO DATE

AMTRAK
BRITISH AIRWAYS
Continental Airlines
SOUTHWEST.COM
UNITED

IHG
InterContinental Hotels Group
Marriott

AARP
amazon.com
BEST BUY
Disney
Sears
TJ·maxx

HYATT

J.P.MORGAN CHASE & CO.

We continue to invest in partners that have strong overall brands which align with Chase
New partner — Hyatt
Global hospitality company with more than 415 worldwide
properties
World-class brand
Strong, growing loyalty program
Travel partners Hotel partners Other partners
Canada

Total 2009 partner 2009 w/ partner
terminations
Total 2009 partner 2009 w/ partner
terminations
We have made significant progress in rationalizing our existing partner portfolio
12/31/2008 12/31/2009
Total 2009 partner 2009 w/ partner
terminations
Source: Internal Chase data as of Dec-09
207
118
43% lower
2%
lower
1%
lower
Average outstandings
Gross sales
ROE
Number of partners
70bps
higher

STRATEGY — PROGRESS TO DATE

J.P.Morgan
VISA

J.P. Morgan

CHASE
SAPPHIRE

Chase Sapphire

CHASE
ink
4417 1234 5678 9112

Chase Ink

CHASE
slate
VISA

Chase Slate

CHASE
CHASE FREEDOM

Chase Freedom

J.P.MORGAN CHASE & CO.

We have streamlined our proprietary product portfolio Legacy Chase The new Chase 5 primary product brands 100+ Chase- branded programs 40

Our branch presence and strong co-brand partnerships provide superior access to the affluent market
Source: Internal Chase data
Note: Hotel partner presence based on hotel locations; airline concentration based on location of airline hubs
Chase strategic advantage
1,019 branches
340 branches
162 branches
416 branches
221 branches
257 branches
93 branches
56 branches
144 branches
40 branches
190 branches
78 branches
Retail branches Partner concentration/coverage
12%
7%
6%
5%
5%
4%
3%
3%
3%
3%
2%
2%
2%
2%
2%
New York
Los Angeles
CA bay area
Chicago
Washington DC
Boston
Philadelphia
Houston
Dallas/Ft. Worth
Miami
Atlanta
Seattle
Tampa
Detroit
San Diego
Top15 affluent DMA’s – 60% of affluent population

STRATEGY — PROGRESS TO DATE

J.P. Morgan Chase & Co.

Overall satisfaction Willingness to recommend
Early results from Sapphire show strong customer satisfaction scores
Source: Internal Chase data
Note: Satisfaction scores based on Chase proprietary customer survey as of Dec-09
2009 customer satisfaction scores – Chase Sapphire
>90%
>85%

Early results from Ink Bold show an ability to generate strong engagement
Chase business card
rewards
Ink Bold
>2x
higher
Chase business card
rewards
Ink Bold
>3x
higher
Source: Internal Chase data as of Dec-09
Average transaction size Average sales/statement

STRATEGY — PROGRESS TO DATE

# BLUEPRINT℠

Full Pay

Split

Finish It

Track It

JPMorgan Chase & Co.

Blueprint was launched, providing customers with a unique set of features that enable them to better manage their finances
Design your plan and see progress on every statement
Avoid paying
interest
Pay off larger
purchases
Pay down your
balance faster
See your spending
trends at a glance

STRATEGY — PROGRESS TO DATE

USA TODAY

CardRatings.com
Your source for credit card information

Kiplinger's PERSONAL FINANCE

The Seattle Times

PAYMENTSVIEWS

J.P.MORGAN CHASE & CO.

Blueprint has been well-received
“Something New: A Credit Card
on Consumers’ Side”
Kathy Chu | Sep. 15, 2009
“Most Innovative New Program for 2009”
Editor’s Choice Award | Jan. 12, 2010
“Chase’s new credit card
tool can actually help
you save money”
Best of 2009 | Dec. 2009
# 10: Way to Play it Smart
Under the CARD Act
Jan. 17, 2010
“I truly think it’s revolutionary.”
Leading  National Consumer Advocacy Leader
“Chase Blueprint brings new transparency
and consumer control to credit cards.”
Bryan Derman | Sep. 15, 2009

STRATEGY — PROGRESS TO DATE

J.P.MORGAN CHASE & CO.

Customers using Blueprint have shown early signs of strong spend engagement
Source: Internal Chase data as of Dec-09
3 months prior to enrollment 3 months after enrollment
~ 10%
higher
Average sales lift post-enrollment

STRATEGY — PROGRESS TO DATE

J.P.MORGAN CHASE & CO.

Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09
Full Pay enrolled No Full Pay enrollment
Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09
Full Pay enrolled No Full Pay enrollment
Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09
Full Pay enrolled
No Full Pay enrollment
Full Pay is showing early indications that it is a tool that enables incremental spend capture
~30% were not spending in category before
enrollment
Source: Internal Chase data as of Dec-09
20% were not spending in category before
enrollment
Full Pay
enrollment
available
Lift in sales – Full Pay
Lift in sales – Gas & convenience category
Lift in sales – Grocery store category

STRATEGY — PROGRESS TO DATE

CHASE
ultimate rewards
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Experiences
Get a fresh start in the kitchen with a unique cooking class or private chef dinner.
See culinary experiences

JPMorgan Chase & Co.

Ultimate Rewards was launched in May 2009 48

2
5
>20
<1
Jun-09 Sept-09 Dec-09 Dec-10
In 2010, Chase debit cards will be added to Ultimate Rewards giving customers greater earning power
Source: Internal Chase data
Note: Data based on open accounts
Projected Ultimate Rewards accounts (millions)

STRATEGY — PROGRESS TO DATE

J.P.Morgan Chase & Co.

We have created targeted engagement strategies across the customer lifecycle to reinforce product value, drive usage and build the Chase brand
New
customers
Deliver early, frequent, relevant
contacts at start of relationship
Engaged
customers
Low
engaged,
high
potential
customers
Drive higher
customer
engagement
Reinforce rewards, benefits and
provide superior service
Increase wallet share through relevant
offers and competitive discussions

STRATEGY — PROGRESS TO DATE

J.P. Morgan Chase & Co.

To build stronger relationships with new customers, we have designed an end-to-end engagement strategy utilizing multiple touchpoints during the first 90 days
After 90 days First 90 days
Source: Internal Chase data
1  Sales/month data for 1Q08 vintage as of 4Q09
>80%
higher
Early
engagement
strategy
New customer touchpoints (first 90 days)
Sales/month based on account activation1

STRATEGY — PROGRESS TO DATE

J.P.MORGAN CHASE & CO.

2008 2009
2008 2009
We continue to drive down operating expense
1
Headcount includes contractors
2
2008 data represents 4Q08 annualized numbers to normalize for WaMu acquisition and consolidation of Paymentech
Source: Internal Chase data
2
Reduction of ~3,000
16% lower
$500mm
value
Headcount1
Operating expense as a % of average outstandings – indexed to 2008

Key overall business strategy messages
Continued to invest in the business throughout the downturn
Made significant progress towards building a stronger Chase proprietary brand
Launched a number of key products and features in 2009, early results are encouraging
Continuing to rationalize our existing partnership portfolio
Focused on providing a superior customer experience
2010 focus will be on execution against our key product launches

Executive summary
The majority of our business segments have remained profitable through the cycle
Specific strategies are in place to improve the unprofitable business segments
We are seeing early signs that credit trends are improving across all stages of delinquency
Implementation of the majority of provisions in the CARD Act is complete
Consumer spending is recovering slowly across all income segments, most industry categories and geographies
The strategic priorities outlined in 2008 are in market, positioning us for growth in a post-
CARD Act environment
Our ROE target is 20% +/-
54

STRATEGY — PROGRESS TO DATE

Mass Affluent

JPMORGAN CHASE & CO.

In spite of credit and regulatory challenges, repositioning of Card business has potential to achieve a 20% +/- return on equity
Source: Internal Chase data which excludes WaMu, loan loss reserve actions, intra company revenue sharing, intangible amortization, deferral of loan fees (FAS 91) and securitization income
1  Paymentech ROE represents return on tangible equity
Affluent & HNW
Partners
(co-brand & retail)
Paymentech
2006
2007
2008 2009
Small Business
Mass Affluent
rewards engaged
Mass Affluent
=
20% ROE
< 0% ROE
< 20% ROE
Steady State
Total engaged:
TOTAL Card Services :
55
1

February 25, 2010 R E T A I L F I N A N C I A L S E R V I C E S Charlie Scharf, Retail Financial Services Chief Executive Officer

  2005 2009
Retail Financial Services
Net income $3,427  $97
ROE 26% 0%
Average equity ($B) $13.4 $25.0
Retail Banking
Total revenue $8,274  $17,950
Credit costs 206    1,142
Expense         5,372      10,357
Net income $1,645  $3,903
Consumer Lending
Total revenue $6,556  $14,742
Credit costs      519  14,798
Expense      3,213     6,391
Net income $1,782 ($3,806)
Retail Financial Services
$3.9B Retail Banking profit offset almost entirely by losses in Consumer Lending
($ in millions)
1

RFS net income
($ in millions)
Retail Banking CAGR of 12% (excluding WaMu)
Strong profit and profit growth excluding Home Lending portfolio
Home Lending Portfolio, excluding reserve changes, will continue to lose money for the next 3 – 5 years
2005 2009 CAGR
Retail Banking $1,645 $3,903 24%
Mortgage Bank 379 1,200 33%
Auto 268 384 9%
Other 152 60 NM
Subtotal $2,444 $5,547 23%
Home Lending portfolio 983 (5,450) NM
Total RFS $3,427 $97 NM
2

Agenda Page 3 Retail Banking 3 Home Lending portfolio updates 19 Repurchase expense 35 Capital and returns 40 Appendix 48

24% CAGR (total)
12% CAGR (Chase only)

RETAIL BANKING
J.P.Morgan Chase & Co.

2005 2006 2007 2008 2009 Pretax income ($ in billions) Consumer Banking and Business Banking Consistent organic growth $2.7 $3.2 $3.7 $4.9 $6.5 4

Great benefit of being part of JPM
Marketing
Ability to continue to invest throughout the downturn - examples
Increased marketing spend by over $200mm over 4 years; increase of
90% and CAGR of 18% since 2005
New Branches
Grew branch network by 2,513 branches from end of 2005 to 5,154
Of which 642 branches represented organic growth of 24%
Additional
Salespeople
Added 10,924 Personal Bankers since 2005
Of which 4,463 represented organic growth of 63%
Replace ATMs
with Deposit-
Friendly
Added 7,456 Deposit Friendly ATMs since 2007; nearly 50% of current
ATM fleet is Deposit Friendly
5

Great benefit of being part of JPM (continued)
Building Chase brand with Card – enormous benefit
Over $2B marketing spend this year across all Consumer lines of business
1.1mm new Retail Bank customers (since 2007) that were previously only Card customers
Specialized cards and joint rewards programs
– ~40% of bank customers have a Chase card
Cross-line of business leverage
Percentage of customers that used a branch teller in 4Q09
– 69% of JPM consumer households
– 69% of Business Banking customers
– 48% of PWM customers
– 38% of CB customers
– 27% of Private Banking customers
Sharing of products with TSS and CB
Cross-referrals of affluent customers with AM
Of 2009 mortgage originations, 27% of customers had or now have a bank account
6

Consistent focus since 2002
Acquire net new customers – grow checking accounts
Deepen relationships
Product (card, loans, investments)
Services (bill pay, debit rewards, overdraft protection, alerts, mobile)
Invest in Chase distribution network
New builds / ATMs
Branch rebrand / reconfiguration of interiors and exteriors
Customer service
Actively engage customers in the branch
7

605
794
914
961
564
2005 2006 2007 2008 2009
Chase organic growth – Retail Banking (excluding WaMu)
Total revenue ($ in billions) Net income ($ in billions)
Net new checking accounts (in 000’s) Personal bankers (#)
7,067
7,573
9,650
10,558
11,530
2005 2006 2007 2008 2009
1.9
2.2
2.7
2.6
1.7
0.2
0.1
0.1
0.5
2005 2006 2007 2008 2009
Net Income Credit impact
11.8
11.0
9.9
8.4
9.0
2005 2006 2007 2008 2009
CAGR 15%
CAGR 13% CAGR 14%
CAGR 9%
8

Households with active online bill pay (# in 000’s) Households with direct deposit (# in 000’s)
Total debit reward cards (# in 000’s) Mobile & Alert users (# in 000’s)
1,279
1,685
2,277
1,022
Jan-07 Jan-08 Jan-09 Dec-09
Organic growth drivers (excluding WaMu)
4,926
5,852
6,744
4,240
Jan-07 Jan-08 Jan-09 Dec-09
1,759
3,369
5,350
823
Jan-07 Jan-08 Jan-09 Dec-09
CAGR 31% CAGR 17%
CAGR 87%
5,957
6,850
1,833
3,147
2007 2008 2009
Enrolled Mobile Users
Enrolled Alert Users
Note: Includes Retail and Card users
CAGR 66%
9

Washington Mutual update
First conversion completed 7 months from
announcement
Last conversion completed in 13 months
Conversions included:
30,000 new branch workstations
Over 2,000 new branch servers
Loan and deposit systems
Finished over 900 “occasio” style branch
retrofits
Installed 1,100+ Deposit Friendly ATMs
in heritage WaMu branches
Continue to build and train sales force
Over the next few years, we will add
– Over 2,000 Personal Bankers
– 450 +/- Investment Sales
Representatives
– 375 +/- Small Business Bankers
Create a consistent customer
experience
Expand ATM presence and continue
Deposit Friendly ATM growth
Conversions complete Business integration – 2010+
10

Core message: We’re Chase; We’re a robust Retail bank; We’re here in (California);
We’re here to help
18%
68%
61%
61%
60%
54%
53%
64%
10%
20%
30%
40%
50%
60%
70%
1Q09 2Q09 3Q09 4Q09
Heritage Chase California
Awareness in heritage
Chase1
and California footprints
Unaided awareness in California as a bank with checking
1 Heritage Chase represents Texas, Illinois, New York, and New Jersey
11

WaMu cross-sell and growth drivers
$0.6
$1.4
$1.6
$2.0
$1.3
$0.4
4Q08 1Q09 2Q09 3Q09 4Q09
WaMu Growth Opportunity
$0.8
$1.1
$1.5 $1.5
$0.9
$1.0
4Q08 1Q09 2Q09 3Q09 4Q09
WaMu Growth Opportunity
CAGR 88%
CAGR 233%
Investment sales ($ in billions)
Mortgage sales ($ in billions)
94
143
156
138
85
4Q08 1Q09 2Q09 3Q09 4Q09
CAGR 46%
Note: Growth opportunity estimate based on Chase per branch data applied to WaMu branch count
751
849
870
934
950
995
889
773
302
May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09
WaMu Growth Opportunity
CAGR 62%
Note: Household data available for WaMu starting May 2009
Credit Cards - Retail Banking (000’s)
Households with active online bill pay (000’s)
12

CA/FL WaMu sales force
Personal bankers Financial advisors
2,689
3,141
3,774
3,592
2,697
4Q08 1Q09 2Q09 3Q09 4Q09
Business bankers Loan officers
141
225
271
314
145
4Q08 1Q09 2Q09 3Q09 4Q09
384
407
419
518
380
4Q08 1Q09 2Q09 3Q09 4Q09
CAGR 40%
CAGR 123% CAGR 35%
est. est.
330
413
449
473
373
4Q08 1Q09 2Q09 3Q09 4Q09
CAGR 43%
est. est.
est. est.
est. est.
13

2010 products and services innovation
Any Phone Device
2 Way Text Message
Chase Quick Deposit
Chase Network/Quick Pay
Chase Ultimate Rewards
Debit/Credit Rewards Pooling
Chase Real Cash
New Co-Brand Partnerships
Deposit Friendly ATM
Instant Issue Debit
Contact-Less/“Blink” Debit
Spanish Website
Channel
Integrated platform
Credit and debit rewards
Mobile banking
14

Business Banking opportunity is significant
Chase WaMu
Deposits ($B) $46.7 $7.6
Loans ($B) 16.4 1.3
Non-lending revenue  $2,100 $500
Lending revenue  500 100
Subtotal $2,600 $600
# of branches 3,190 1,863
Revenue per branch ($ in 000’s) ~$800 ~$300
Leverage the Chase model in WaMu branch footprint
Offering a full range of products (e.g. Treasury Services, Lending)
Achievable at minimal additional cost, driving meaningful revenue growth
$500k per branch in incremental revenue x 2k WaMu branches = $1B revenue
2009 ($ in millions, unless otherwise noted)
15

Business Banking has undertaken several initiatives to increase lending
Market
Coverage
New /
Enhanced
Products
Lending initiatives
Business Banking announced addition of 300+
additional small business bankers on 11/9/09
~160 bankers have been added to date
Launched new Owner Occupied Real Estate
promotion that generates significant fee savings
for customers
Introduced new small business credit cards (Ink
cards) that help owners manage their cash-flow
needs
Credit Process
Improvements
Realigned credit policy (in light of stabilizing
market conditions) to improve approval rates –
implemented new credit scorecard
Implemented second review of declined
applications to provide more opportunities for
approval
Initial results have
been very positive:
Loan volume is up
sharply year-over-
year
Application volume
and loan pipeline
continue to get
stronger
Chase has become
one of the top SBA
lenders
Chase committed to lending $10B to Small Businesses in 2010
16

Affluent banking opportunity is significant
Significant opportunity to capture share with existing customers and attract new customers
Capture of 20-25% wallet share with 10-20% of current affluent clients would result in incremental pre-tax of $500mm - $1B
Note: Share of Wallet calculated using total U.S. asset, investment and deposit estimates from IXI WealthComplete®, June 2009. IXI is an Equifax company
Mass Affluent
<$500k $500k-$5mm Total
% of Chase Consumer Bank households 92% 8% 100%
% of Total deposit & investment wallet 33% 67% 100%
Chase share of existing clients' wallet
  Deposit wallet 28% 11% 18%
  Investment wallet 9% 2% 4%
Total wallet 19% 5% 9%
Current Chase Consumer Bank household distribution and share of wallet by wealth level
Potential incremental opportunity with affluent clients
17

Retail Banking opportunities
Continue to execute in Chase footprint
Build out WaMu consumer products and customer base
Build out WaMu Business Banking
Debit overdraft changes short-term negative – but a much better customer experience over time
Capture greater share of affluent
Relationship products
Entry and mass product differentiation
These are large opportunities
18

Agenda Page 19 Home Lending portfolio updates 19 Retail Banking 3 Repurchase expense 35 Capital and returns 40 Appendix 48

HOME LENDING PORTFOLIO UPDATES

J.P.Morgan Chase & Co.

4Q09 Outstandings ($ in billions)
Consumer Lending portfolio
Total loans
Non purchased
credit-impaired
Credit-
impaired
Home Equity
$134         $101          $33
Option ARM  46            9           37
Prime Mortgage  81           59           22
Subprime Mortgage  22           13             9
Total Home Lending portfolio¹
$283 $182 $101
    Fair value mark²
$20 NA $20
Home Lending carrying value 263 $182 81
Auto 46 46 NA
Student and other 15 15 NA
Total Consumer Lending portfolio $324 $243 $81
    Loan loss reserve (LLR) $13.8 $12.2 $1.6
    LLR as % of loans / LLR + FVM as % of UPB CI NA 5.0% 21.4%
36% of loans in the $101B purchased credit-impaired portfolio are marked with life-of-
loan loss assumptions
5.0% reserve ratio on non purchased credit-impaired portfolio
1 Credit-impaired represents Unpaid Principal Balance (UPB) not book value
2 Fair Value Mark (FVM) remaining is the original mark reduced by liquidation losses realized
Note: Table above excludes prime mortgage loans and student loans classified as held-for-sale
20

HOME LENDING PORTFOLIO UPDATES

JPMORGAN CHASE & CO.

1Q09 2Q09 3Q09 4Q09
Home Equity $1,098 $1,265 $1,142 $1,177
Prime Mortgage¹
316 496 540 597
Subprime Mortgage 364 410 422 452
Total Home Lending portfolio $1,778 $2,171 $2,104 $2,226
Home Lending portfolio losses
1 Includes Option ARM
Growth in 2008 and 2009 with some degree of leveling in 2H09
Over the next several quarters, quarterly losses could reach:
$1.4B for Home Equity
$600mm for Prime Mortgage
$500mm for Subprime Mortgage
Net charge-offs ($ in millions), excluding purchased credit-impaired portfolio
21

HOME LENDING PORTFOLIO UPDATES

JPMORGAN CHASE & CO.

$0
$1,000
$2,000
$3,000
$4,000
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09
$0
$1,300
$2,600
$3,900
$5,200
$6,500
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09
$0
$1,000
$2,000
$3,000
$4,000
$5,000
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09
Prime Mortgage delinquency trend ($ in millions)
Subprime Mortgage delinquency trend ($ in millions)
Home Equity delinquency trend ($ in millions)
Commentary
30-150 showing stability across portfolios
(not yet improving)
150+ rising in mortgage portfolios
Consumer credit—delinquency trends
Excluding purchased credit-impaired loans
30 – 150 day delinquencies 30+ day delinquencies
150+ day delinquencies
Note: Delinquencies prior to September 2008 are heritage Chase
Prime Mortgage excludes Held for Sale, Asset Wealth Management and Government Insured
Loans
30 – 150 day delinquencies 30+ day delinquencies
150+ day delinquencies
30 – 150 day delinquencies 30+ day delinquencies
150+ day delinquencies
22

HOME LENDING PORTFOLIO UPDATES

JPMorgan Chase & Co.

Delinquency treatment
Delinquent accounts are treated consistently whether in a trial modification or not
Each month that cumulative trial payments are less than contractual payment an account will age through to the next delinquency bucket
When a loan is permanently modified the loan is returned to current status
Loss recognition
Accounts are charged-off and written down to collateral value at 150 DPD (days past due)
Only exception to this policy are accounts that reach 150 DPD during their trial period that are current with each and every scheduled trial payment
The cumulative impact of this exception was less than $150mm at 12/31/09
We continue to take additional write downs, as required, as loans progress towards foreclosure and
REO, with the objective of the extension in foreclosure timelines not to result in deferred losses
When a loan is permanently modified:
A TDR (life of loan) reserve is established; TDR reserves are reviewed on a quarterly basis for continued adequacy
Loan is returned to accrual status once 6 payments have been made, 3 after permanent modification
We will be very transparent about the performance of modified loans in our reporting
Accounting and Control: objective not to defer delinquencies or losses
23

HOME LENDING PORTFOLIO UPDATES

JPMORGAN CHASE & CO.

Loans are written down to the fair value of collateral less cost to sell at 150 DPD
As loans progress through the foreclosure process, additional write downs are recorded.
Approximately one-third of loans greater than 150 DPD are being resolved in ways other than foreclosure/REO
Loan loss reserves are established to cover expected losses for loans that are resolved later and at higher severities through the foreclosure process. In addition to the write-downs shown above we are holding ~20% of the gross UPB in reserve against these delinquent loans
Increase in 150+ mortgage delinquencies – Prime and Subprime mortgage
Gross
UPB
Net
UPB
% Write
Down
1
1Q08  $1,559 $1,383
11%
4Q09 8,413 5,743
32%
Difference: $6,854 $4,360
4Q09  $8,413 $5,743 32%
  Subject to foreclosure moratoriums 499 242
52%
  Extended foreclosure / REO timelines 2,477 1,469
41%
  In foreclosure / loss mitigation 3,273 2,402
27%
  Effective trial 1,743 1,232
29%
  Effective trial held from write-down 421 398
5%
Note: Numbers in table above represent  a combination of Prime and Subprime mortgages
1 Write-down as % of gross UPB
($ in millions), excluding purchased credit-impaired portfolio
24

HOME LENDING PORTFOLIO UPDATES

JPMORGAN CHASE & CO.

Purchased credit-impaired loans
Loans recorded at fair
value at acquisition
Changes in cash flows trigger accounting events – impairment or change in yields
Principal credit losses tracked on both a 150 day net charge-off basis and liquidation (cash) basis
150 day net charge-offs provide a leading indicator of liquidation losses (not a cash flow)
Liquidation losses recorded when cash proceeds received from resolving loan through REO
1 The carrying values above are net of the loan mark but not the LLR
2  Original loss estimates were $30.47 billion, resulting in an overall loss rate of 25%.  Principal loss estimates, and therefore the adjusted lifetime loss estimates, increased by $400 million for Option ARMs and $1 billion for Prime Mortgage. These subsequent increases were recorded as LLR vs. an adjustment to the loan mark
Note: 150 day net charge-offs reflect losses recorded on a basis consistent with the non-Purchased Credit Impaired Portfolio. The net losses shown in this table are not included in the net charge offs reported by the firm as these loans were considered impaired on the acquisition date and were written down to fair value in accordance with SOP 03-3
Balances ($ in millions)
Principal losses (nonaccretable difference/LLR)
25
Lifetime loss estimates adj
2
LTD losses – 150 day NCOs LTD losses - liquidation
$ % $ % $ %
Home Equity $13,138 32% $6,790 17% $6,060 15%
Option ARMS 10,650 25% 5,617 13% 1,744 4%
Prime Mortgage 4,240 17% 2,319 9% 794 3%
Subprime Mortgage 3,842 35% 2,003 18% 796 7%
Total Portfolio
$31,870 27% $16,729 14% $9,394 8%
Remaining Mark/Current UPB
1
16% 22%
9/25/2008 12/31/2009
UPB Carrying value UPB Carrying value
1
Home Equity $40,785 $28,478 $32,958 $26,520
Option ARMs 42,552 32,302 37,379 29,039
Prime Mortgage 25,643 22,329 21,972 19,693
Subprime Mortgage 10,841 6,999 9,021 5,993
Total Portfolio
$119,821 $90,108 $101,330 $81,245

HOME LENDING PORTFOLIO UPDATES

JPMorgan Chase & Co.

Excluding purchased credit-impaired portfolio ($ in millions)
Home equity delinquency
$0
$250
$500
$750
$1,000
$1,250
$1,500
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
30 - 59 days delinquent 60 - 89 days delinquent
90 - 150 days delinquent 150+ days delinquent
Jan-10
Note: Data prior to September 2008 is heritage Chase
26

HOME LENDING PORTFOLIO UPDATES

J.P.MORGAN CHASE & CO.

Home equity 30-149 day delinquency by vintage
Heritage Chase portfolio ($ in millions)
$0
$100
$200
$300
$400
$500
$600
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47
Time on books
(months)
FY 2004 FY 2005 1H06 2H06 1H07 2H07 1H08 2H08
B
A
C
27

HOME LENDING PORTFOLIO UPDATES

JPMORGAN CHASE & CO.

-45% HPI
~$6B/yr
Home equity – loss scenarios (when will seasoning occur)
4Q annualized losses were $4.7B (excluding purchased credit-impaired)
HPI projections are used to forecast portfolio balances by CLTV band, and future losses are estimated using vintage loss rates by CLTV band and projecting forward under three scenarios
Scenario based on:
National HPI peak-to-trough of -37%
Loss rates staying flat to 4Q09 annualized, and decreasing/increasing 1% annualized per quarter for better/worse scenarios for >100% CLTV loans
Losses ($B)
Better Flat Worse
2010 4.0 4.5 5.0
2011 3.0 4.0 5.5
2012 2.0 3.0 5.0
-37% HPI
Home Equity losses over next several quarters could reach $1.4B
28
$200mm/y
r
$400mm/y
r

HOME LENDING PORTFOLIO UPDATES

JPMORGAN CHASE & CO.

Excluding purchased credit-impaired portfolio
Prime mortgage delinquency
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
30 - 59 days delinquent 60 - 89 days delinquent
90 - 150 days delinquent 150+ days delinquent
Note: Delinquencies prior to September 2008 are heritage Chase
Prime Mortgage excludes Held for Sale, Asset Wealth Management and Government Insured Loans
Jan-10
29

HOME LENDING PORTFOLIO UPDATES

J.P.Morgan Chase & Co.

$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47
Time on books
(months)
FY 2004 FY 2005 1H06 2H06 1H07 2H07 1H08 2H08
Prime mortgage 30-149 day delinquency by vintage
Heritage Chase portfolio ($ in millions)
30

HOME LENDING PORTFOLIO UPDATES

JPMorgan Chase & Co.

Owned REO by state
2008 1Q09 2Q09 3Q09 4Q09
Units referred to foreclosure 68,029 27,579 27,280 26,222 16,686
Total in process 33,278 51,411 64,526 76,594 83,845
REO
Beginning 8,297 12,656 12,432 9,777 8,687
Adds 14,771 6,217 4,443 4,460 3,659
Sold/Other (10,412) (6,441) (7,098) (5,550) (4,981)
Ending 12,656 12,432 9,777 8,687 7,365
Michigan
10%
All Other
46%
Ohio
4%
Illinois
10%
Minnesota
4%
California
15%
Florida
11%
Owned REO
REO Inventory (in units)
Note: Includes owned not-at-risk
Inventory
California 1,099
Florida 793
Michigan 764
Illinois 713
Minnesota 302
Ohio 297
All Other 3,397
   Total 7,365
Total ($B) $1.7
Units (as of December 2009)
31

HOME LENDING PORTFOLIO UPDATES

J.P.Morgan Chase & Co.

Projection of REO – total serviced portfolio
33.0
29.5
26.5
24.5
47.3
53.1
51.8
46.4
42.3
35.2
29.2
23.1
45.0
38.0
31.5
26.5
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Historical Baseline Stressed
REO units (in 000’s)
Inventory levels have fallen significantly
Lower inflows due to foreclosure timelines
and trial modifications
Faster outflows – average days to sell from
182 (Dec 2008) to 157 (Jan 2010)
REO expected to grow steadily – size and
speed of growth will depend on:
Foreclosure timelines
Loan modifications
Delinquencies
Forecast assumptions
available in appendix
32

HOME LENDING PORTFOLIO UPDATES

Industry Inventory
Chase Inventory

Source: LoanPerformance MarketTrends, Chase
Source: LoanPerformance MarketTrends, Zillow, Chase
Foreclosure inventory (units, in 000’s)
REO % of home sales
Distressed inventory trends / forecast – Los Angeles market example
Market-level analysis to understand impact on home prices/sales: using Chase and industry data/estimates
Goal: understand potential range of outcomes
REO levels and % of home sales continue to grow through 2011 and remain high (below peak levels)
Source: Chase, Moody’s Economy.com
Source: LoanPerformance MarketTrends, Chase
Note: Industry estimates based on forecast of Chase serviced portfolio
Industry REO inventory (units, in 000’s)
REO % of home sales
0
10
20
30
40
50
Dec-06 Jun-07 Dec-07 Jun-08 Dec-08 Jun-09 Dec-09
0
2
4
6
8
10
12
14
16 Industry Chase
0%
10%
20%
30%
40%
50%
60%
70%
Dec-06 Jun-07 Dec-07 Jun-08 Dec-08 Jun-09 Dec-09
Chase Est. LP Est. Zillow
0%
10%
20%
30%
40%
50%
60%
70%
Dec-08 Jun-09 Dec-09 Jun-10 Dec-10 Jun-11 Dec-11
Actual Baseline Adverse
0
5
10
15
20
Dec-08 Jun-09 Dec-09 Jun-10 Dec-10 Jun-11 Dec-11
Actual Baseline Adverse
33

HOME LENDING PORTFOLIO UPDATES

JPMORGAN CHASE & CO.

REO as a % of home sales
Estimated REO as a % of home sales – Top 10 MSAs (Baseline assumptions)
Expect REO as % of home sales to grow and remain high (but below 2009 peaks) in most markets through at least 2012
2Q09 4Q09 4Q12
Los Angeles 52% 39% 22 – 28%
New York 11% 12% 12 – 16%
Santa Ana 30% 16% 18 – 23%
Long Island 8% 8% 5 – 7%
Chicago 33% 28% 21 – 28%
San Diego 38% 25% 24 – 31%
San Francisco 14% 10% 9 – 12%
Oakland 47% 20% 18 – 23%
Phoenix 57% 37% 39 – 50%
San Jose 43% 22% 14 - 18%
34

Agenda Page 35 Repurchase expense 35 Retail Banking 3 Home Lending portfolio updates 19 Capital and returns 40 Appendix 48

Repurchase risk
Repurchase demands and associated losses have grown significantly over the last 12-18 months
Delinquencies (90+ DPD loans) and accordingly repurchase demands are concentrated in 2005-
2007 vintages
Demands grew through 2008 and into 2009 and remain at elevated levels
Top drivers for finalized repurchases reflect misrepresentations as follows:
Credit / undisclosed debt
Income / employment
Appraisal
Misrepresentations typically surface and are resolved through a review process with the GSE's within 24-36 months +/-
As such we expect, and are seeing, the contribution of earlier vintages to repurchases and losses to decline
In 4Q09 approximately 14%,  58%  and 20% of repurchase demands respectively came from
2006, 2007 and 2008 vintages
Background and timing
36

Repurchase risk (continued)
Demands received from investors are reviewed and ~50% are successfully rescinded ("cured")
by providing additional documentation or evidence
We are able to put or claim back any losses on ~40% of loans that were third party originated
When the repurchase is finalized for our account we either buy-back the loan and include in
NPLs or make-whole the investor for losses incurred
In 2009, we repurchased or made-whole $1.1B of loan UPB
In 2009, $1.6B of repurchase expenses / reserve build were reflected as contra revenues against production income
Settled repurchase expenses have been running at $150mm+/- per quarter over the last 2-3 quarters
In estimating reserves both demands presented and probable future demands are considered; reserves are based on best estimates and experience to date and subject to significant uncertainty
At December 31, 2009, we have $1.5B of reserves in RFS for presented and future demands
Process and accounting
37

Repurchase risk (continued)
Volume remains elevated at
~$1B per quarter and likely to
remain high as we work
through bad vintages
Channel Mix
Wholesale Broker remains
elevated at ~45%
SISA (stated income stated
assets) concentration has
declined from 43% in 2006
vintage demands to 12% in
2008/09 vintage
State concentration
Florida 29%
California 21%
Arizona 6%
Third-party originated 40%
0%
10%
20%
30%
40%
50%
60%
70%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
2005 & Prior FY 2006 FY 2007 FY 2008 FY 2009
$0
$200
$400
$600
$800
$1,000
$1,200
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
FY 2009 FY 2008 FY 2007 FY 2006 2005 & Prior
Repurchase demand from investor by vintage ($ in millions)
Repurchase demand from investor by vintage %
Activity overview
38

Repurchase risk (continued)
Repurchases result in one of the
following outcomes, relative to default
status:
Loan buyback – Repurchase a loan
REO – Buy back the property
Make-Whole – Remit funds to the
GSE covering loss on disposition of
the loan/property
Of the $1.1B repurchased in 2009,
approximately two-thirds were        loans
/ REO repurchased vs. losses
reimbursed
$218mm of repurchased loans on
balance sheet in NPL status at
12/31/09
$41mm of REO relating to loan
repurchases on balance sheet at
12/31/09

FY 2009
UPB of loans repurchased $1,085
Repurchase expense     580
Change in reserves 1,032
Total Expense $1,612
2009 repurchases ($ in millions)
39

Agenda Page 40 Capital and returns 40 Retail Banking 3 Home Lending portfolio updates 19 Repurchase expense 35 Appendix 48

RFS capital and returns
Intend to report “RFS ongoing” and “runoff Home Lending portfolios” separately going forward
Goal to provide clarity to ongoing earnings of RFS franchise
Clearly separate impact of runoff portfolios which will include
WaMu purchased credit-impaired
Discontinued products (e.g. subprime, Alt-A, and option-ARM)
Broker originated loans
Limited documentation loans
Current ECLTVs greater than 80%
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
41

Home Lending portfolio breakout
At current production level ongoing portfolio expected to run down $5-10B over the next 2 years
– financial impact is not material to RFS results
Note: Table above excludes Mortgage Banking
($ in billions, unless otherwise noted)
42
2009 Actuals
Average Loans Net Interest Income ($mm) Net Income ($mm)
Ongoing
Home Equity $35
Prime Mortgage 5
Total ongoing $40 $850 $250
Runoff
Purchased credit-impaired $85
Home Equity 73
Prime Mortgage 49
Option ARM 9
Subprime 14
Total runoff $230 $5,700 ($5,700)
Total Home Lending $270 $6,550 ($5,450)

RFS capital and ROE - 2009
Retail Banking is allocated capital as a stand alone business with a theoretical asset allocation (i.e. fully matched balance sheet)
Retail Banking has consistently delivered 40% +/- ROE, performing at target today
Ongoing Consumer Lending business achieving / priced to target returns
Total RFS challenged in medium term; will continue until bad loans runoff
  Average Loans Equity Net Income ($mm) ROE
Retail Banking $18  $9.5  $3,903  41%
Consumer Lending 109  7.5  1,894  25%
  RFS ongoing $127  $17.0  $5,797  34%
Home Lending runoff 230  8.0  (5,700) NM
  Total RFS $357  $25.0  $97  0%
($ in billions, unless otherwise noted)
43

RFS capital and ROE
Ongoing franchise delivers near target ROE in proforma 2009 with higher capital allocated
2009 Equity 2010 Equity Proforma ROE ROE target
Retail Banking $9.5 $10.0 39% 40%
Consumer Lending 7.5 10.5 18% 15%
   RFS ongoing $17.0 $20.5 28% 30%
Home Lending runoff 8.0 7.5 NM
   Total RFS $25.0 $28.0 0% 30%
2009 income over 2010 equity ($ in billions)
44

Simulated runoff portfolio forecast
$3B +/- of capital is freed up over next three years as runoff portfolio liquidates
2009 2010 2011 2012
Average loans
  Purchased credit-impaired $85 $75 $65 $55
  Other runoff 145 120 100 85
     Total  $230 $195 $165 $140
Equity $8.0 $7.5 $6.5 $5.0
($ in billions)
45

Home Lending runoff portfolio - simulated
2010 results are for scenario purposes only
In 2011 and 2012:
Charge-offs could decline $2B – $3B per year
Reserve releases could range from $1B – $4B per year
Net Income could range from $0 – ($2.5B) in 2011 and $0 +/- in 2012
As the credit environment improves and losses decline, the Home Lending runoff portfolio could break even in 2012 / 2013 after which it could contribute net income of $500mm +/-, declining slowly over time
2009 2010
Net interest income $5,700 $4,200
Expense 1,550 1,750
Charge-off and reserve change 13,600 7,000 – 11,000
   Net Income ($5,700) ($3,000) – ($5,000)
($ in millions)
46

Total RFS simulation
Retail Banking uses 2010 analyst average, growing at 8% per year thereafter
Consumer Lending held flat for 2010 scenario, growing at 8% per year thereafter
Runoff from prior page
Future runoff net income ranges shown are for scenario purposes only to provide a variety of possible results
Key assumptions
2012
2009 2010 2011 2012 Equity ROE
Retail Banking $3,903 $4,000 $4,300 $4,600 $10.5 44%
Consumer Lending
1,894 1,900 2,000 2,200 11.5
19%
   RFS ongoing $5,797 $5,900 $6,300 $6,800 $22.0 31%
Home Lending runoff (5,700) (3,000) – (5,000) 0 – (2,500)  0 +/- 5.0 NM
   Total RFS $97 $2,900 - $900  $6,300 - $3,800 $6,800 +/- $27.0 25%+/-
Net income ($ in millions, equity in billions)
47

Agenda Page 48 Appendix 48 Retail Banking 3 Home Lending portfolio updates 19 Repurchase expense 35 Capital and returns 40

NSF/OD policy changes and timeline 50
Home Lending severity 51
Purchased credit-impaired portfolio
52
Option ARM recast risk 56
Prime portfolio - delinquencies and losses
67
Subprime portfolio - delinquencies and losses 71
REO forecast assumptions 76
Page
Home Equity portfolio - delinquencies and losses 57
Appendix table of contents
Modification overview
77
Home Lending - portfolio runoff detail 78
49

Policy Change Date
NSF/OD changes
January 28 Reduce daily maximum number of NSF / OD items from 6 to 3
March 29 Debit card & ATM transaction posting order modified so transactions are recognized as they occur, not largest to smallest; checks, ACH, and deposits still post at end of day; deposits post first, everything else posts high to low
Implement a $5 cushion (if the account is overdrawn by less than $5 at the end of the day Chase will not charge an overdraft fee)
Move to a flat $34 NSF fee from a tiered structure that charged up to $35
Move to a standard $15 extended overdraft fee
Customers have the option to say “no” to Chase Debit Card Overdraft Coverage
July 1 New checking accounts can choose to opt in or out of Chase Debit Card
Overdraft Coverage
August 15 All checking account customers (i.e. existing portfolio) that have not chosen to opt in will no longer receive Chase Debit Card Overdraft Coverage
Annualized after-tax financial impact: ~$500mm
50

Home Lending average loss per unit / severity
Commentary on Home Equity trends
Home Equity severity ~90%
57% of 2009 losses are coming from Home Equity
10%
20%
30%
40%
50%
60%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Prime Subprime
Note: Severity is calculated by taking total cum losses for a loan and dividing by the last outstanding principal balance. The severity month is tagged by the most recent month in which the loan took a loss
Excluding purchased credit-impaired portfolio
51

Purchased credit-impaired current ECLTVs
CA/FL represented 65% at year-end 2009
The underlying customer delinquency rate for the purchased credit-impaired loans was 28% at December 31, 2009
24% (or $24.2 billion) is in some stage of loss mitigation or in the process of foreclosure
1 Represents the combined unpaid principal balance of loans which considers all available lien positions related to the property, which we own or service, divided by the collateral value.  Current property values are estimated based on home valuation models utilizing nationally recognized home price index valuation estimates and do not represent actual appraisals
2 Ratios of carrying value to current collateral value for the prime mortgage and option ARM portfolios are net of the allowance for loan losses of $1.1 billion and $491 million, respectively, as of December 31, 2009
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
As of December 31, 2009
52
UPB
Current ECLTV
ratio
1
Carrying
value
Carrying value to
collateral value
Home Equity 32,958 127% 26,520 102%
Option ARMs 37,379 128% 29,039 98%
2
Prime Mortgage 21,972 121% 19,693 102%
2
Subprime Mortgage 9,021 122% 5,993 81%
Total 101,330 81,245

Remaining accretable yield represents interest income to be recognized over the remaining life of loans at current market rates
For variable rate loans, the interest rate recorded is adjusted based on the underlying variable rate index
In 2009, $2.1B of net interest income, or 2.43%, earned on purchased credit-impaired portfolio.
The impact on the total Consumer Lending portfolio, which had a reported 270 bps net yield, was (8) bps
Purchased credit-impaired portfolio yields
($ in millions)
1 Accretable yield dollars and percentages are net of internal funding costs
2 Accretable yield percentages calculated using average loan balances, net of LLR
53
9/25/08 1Q09 2Q09 3Q09 4Q09
Carrying Value, Ending $90,108 $87,572 $85,406 $83,202 $81,245
Remaining Accretable Yield 39,454 29,114 26,963 24,459 25,544
Accretable Yield $ - Net
1
NA 607 487 487 494
Accretable Yield % - Net
1,2
NA 2.79% 2.26% 2.29% 2.42%

0%
5%
10%
15%
20%
25%
30%
35%
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09
December
2009
UPB $21,972
Accounts (000) 60K
Average loan size (as of today in ‘000s) $365
Current average ECLTV 121%
>150% ECLTV 21%
>100% ECLTV 72%
Average original CLTV 77%
Limited documentation 73%
Average original FICO 704
Average current FICO 663
% of loans Broker originated 55%
% of loans in CA/FL 66%
% in 2006/2007 vintage 60%
30+ rate 30.2%
90+ rate 25.0%
Note: Prime mortgage excludes government insured loans
ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
Original CLTV = original combined loan to value that was available upon underwriting the loan
Purchased credit-impaired –
Prime
$5.2B in loss mitigation/modification pipeline
Prime Mortgage key characteristics
30 – 150 day delinquencies 30+ day delinquencies
150+ day delinquencies
Prime Mortgage delinquency trend
Commentary

0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
35.00%
40.00%
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09
December
2009
UPB $37,379
Accounts 89K
Average loan size (as of today in ‘000s) $420
Current average estimated ECLTV 128%
>150% current ECLTV 29%
>100% current ECLTV 73%
Average original CLTV 73%
Limited documentation 79%
Average original FICO 699
Average current FICO 642
% of loans Broker originated 52%
% of loans in CA/FL 66%
% in 2006/2007 vintage 58%
% of loans making minimum payments 52% (78% of
Currents)
30+ rate 36.6%
90+ rate 30.4%
Purchased credit-impaired –
Option ARM
$7.5B in loss mitigation/modification
pipeline
30 – 150 day delinquencies
30+ day delinquencies
150+ day delinquencies
Option ARM key characteristics
Option ARM delinquency trend
Commentary
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
Original CLTV = original combined loan to value that was available upon underwriting the loan

Option ARM recast risk – total portfolio
2010 2011 2012 2013+ Total
Total UPB $6,322 $3,946 $5,024 $4,252 $19,544
Weighted-average payment shock % 7% 28% 49% 12% 23%
Weighted-average ECLTV at recast 105% 119% 102% 60% 97%
Option ARM recasts - current accounts ($ in millions)
Most borrowers are making minimum payments or payments that are below interest only
52% of all borrowers are making minimum payments
Of borrowers who are current today 78% are making minimum payments and 18% are negatively amortizing
~$15B in current conventional Option Arms are projected to recast in the next
3 years with increasingly severe payment shock.
Bulk of recasts are scheduled from bad vintages in 2005-2007
ECLTV and payment shock at recast drive delinquency
Modification efforts targeting borrowers with high payment shocks are underway
Note:  Estimates made using current market interest rates
ECLTV = estimate combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

Home equity portfolio statistics
1st Lien 2nd Lien Total
UPB $27.4 $74.0 $101.4
# of Accounts (000’s) 455 1,397 1,852
% Behind Chase 1st NA 31% NA
Average current ECLTV 65% 97% 88%
4Q09 Loss Rate 1.01% 5.92% 4.52%
UPB %
<100 ECLTV 90% 65% 72%
100-125 ECLTV 6% 19% 15%
125+ ECLTV 4% 16% 13%
($ in billions), excluding purchased credit-impaired portfolio
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

$624
$597
$630
$744
$720
$725
$798
$833
$317
$323
$375
$496
$500 $475
$532
$537
$568
$641
$758
$1,022
$1,010
$952
$1,015
$990
$472
$599
$857
$914
$879
$968
$924
$43
$49
$409
$60
$64
$8
$18
$29
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Prior to 2005 2005 2006 2007 2008
Early and late stage delinquency by vintage (30+ days delinquent)
Note: Data prior to September 2008 is heritage Chase
Home Equity – excluding purchased credit-impaired portfolio ($ in millions)

$77
$61
$95
$110
$113 $120
$201
$109
$164
$191
$171
$182
$248
$263
$219
$315
$443
$493
$429
$456
$191
$165
$278
$386
$455
$411
$400
$1
$7
$10
$16
$18
$19
$23 $21
$36
$35
$141
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Prior to 2005 2005 2006 2007 2008
Home Equity contribution to losses
Note: Data prior to September 2008 is heritage Chase
Net charge-offs ($ in millions), excluding purchased credit-impaired portfolio

Home Equity 30+ Delinquency $ Amount 100+ current ECLTV
414
379
423
518
506
510
551
603
64
74
78
86
96
101
97
90
0
200
400
600
800
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
0.0%
2.0%
4.0%
6.0%
8.0%
30-150 day delinquencies 150+ day delinquencies NCO rate
57
111
286
563
705
609
704
660
51
47
52
39
31
2
6
11
0
100
200
300
400
500
600
700
800
900
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
30-150 day delinquencies 150+  day delinquencies NCO rate
240
341
356
404
386
347
368
295
29
36
44
46
45
46
37
15
0
100
200
300
400
500
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
30-150 day delinquencies 150+ day delinquencies NCO rate
Note: Data prior to September 2008 is heritage Chase
ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
807
784
874
1,063 1,042
1,003
1,123
1,142
318
316
316
321
354 419
422
442
0
500
1000
1500
2000
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
0.0%
0.5%
1.0%
1.5%
2.0%
30-150 day delinquencies 150+ day delinquencies NCO rate
<100% current ECLTV
100 – 125% current ECLTV
125 – 150% current ECLTV >150% current ECLTV

Current ECLTV
12/31/07¹
12/31/08 12/31/09
< 80%  $51.6 $58.5 $48.5
80 – 90% 15.9 15.3 12.4
90 – 100%  13.9 11.9 10.9
100 – 125%
12.2 16.1 16.0
125 – 150%  1.1 7.4 5.9
>150%  0.1 5.1 7.7
Total $94.8 $114.3 $101.4
Home equity current ECLTV stratification – UPB $
(UPB $ in billions), excluding purchased credit-impaired portfolio
1 12/31/2007 is heritage Chase Only
ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
$13.4 $28.6 $29.6

Current ECLTV
1Q09 2Q09 3Q09 4Q09
< 80%  0.32% 0.33% 0.34% 0.40%
80 – 100%
2.07% 2.42% 2.43% 2.84%
100 – 125%
5.91% 7.21% 6.80% 7.15%
125 – 150%
12.12% 14.72% 13.10% 12.76%
>150%
28.32% 33.32% 29.34% 27.17%
Total
3.93% 4.61% 4.25% 4.52%
Home equity losses by current ECLTV
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
Net charge-offs ($ in millions), excluding purchased credit-impaired portfolio
Annualized loss rates, excluding purchased credit-impaired portfolio
62
Current ECLTV 1Q09 2Q09 3Q09 4Q09
< 80% $45 $46 $45 $51
80 – 100% 128 148 144 161
100 – 125% 234 284 258 277
125 – 150%
211 240 219 182
>150%
480 547 476 506
Total $1,098 $1,265 $1,142 $1,177

Home Equity loss rates by state
UPB Loss Rate Losses ($)
4Q09 1Q09 2Q09 3Q09 4Q09 4Q09
California $20.7 6.46% 7.81% 6.67% 7.04% $367
Florida 5.3 11.24% 12.71% 9.52% 11.27% 151
Arizona 5.2 7.14% 7.09% 7.47% 9.60% 126
New York 16.9 1.40% 1.94% 2.09% 2.23% 95
Illinois 6.6 2.63% 2.98% 2.96% 3.67% 61
Michigan 3.2 5.01% 5.63% 5.85% 6.47% 53
Nevada 0.5 13.36% 15.54% 15.37% 17.97% 21
All Other 43.0 2.46% 2.99% 3.00% 2.79% 303
Total $101.4 3.93% 4.61% 4.25% 4.52% $1,177
(UPB $ in billions, losses in millions), excluding purchased credit-impaired portfolio

Home Equity current ECLTV by state – UPB $
<80% 80 – 90% 90 – 100% 100 – 125% 125 – 150% >150%
California $7.8 $2.0 $1.6 $3.0 $2.5 $3.8
Arizona 1.1 0.3 0.3 0.9 0.8 1.9
Florida 1.2 0.4 0.4 1.1 0.9 1.4
Michigan 0.8 0.3 0.3 0.7 0.7 0.4
Nevada 0.1 0.0 0.0 0.1 0.1 0.2
Illinois 2.8 1.0 1.0 1.6 0.2 0.0
New York 10.2 2.2 1.9 2.4 0.2 0.0
All Other 24.5 6.2 5.4 6.2 0.5 0.0
Total $48.5 $12.4 $10.9 $16.0 $5.9 $7.7
% of Total 48% 12% 11% 16% 6% 7%
(UPB $ in billions), excluding purchased credit-impaired portfolio
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

Home Equity losses by current ECLTV
<80% 80 – 100% 100 – 125% 125 – 150% >150%
California $22 $12 $78 $322 $1,084
Florida
<1 5 58 147 425
Arizona <1 <1 20 54 359
Nevada 1 <1 5 9 63
Michigan 4 18 38 67 67
Illinois 1 38 116 58 0
New York 16 87 198 33 0
All Other 143 421 540 162 11
Total
$187 $581 $1,053 $852 $2,009
% of Total 4% 12% 23% 18% 43%
2009 net charge-offs ($ in millions), excluding purchased credit-impaired portfolio
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

<80% 80 – 100% 100 – 125% 125 – 150% >150%
California 0.29% 0.35% 2.67% 13.38% 29.49%
Florida 0.00% 0.61% 5.60% 16.65% 29.68%
Arizona 0.00% 0.00% 2.28% 6.90% 18.83%
Nevada 1.25% 0.00% 6.39% 13.27% 33.14%
Michigan 0.46% 2.86% 4.89% 9.71% 15.41%
Illinois 0.02% 1.77% 7.10% 37.00% 4.67%
New York 0.16% 2.17% 8.60% 17.51% 0.48%
All Other 0.60% 3.67% 8.48% 21.94% 26.72%
Total 0.39% 2.49% 6.58% 14.41% 26.06%
Home Equity losses rates by current ECLTV
2009 annualized loss rates , excluding purchased credit impaired portfolio
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

Net charge-offs ($ in millions), excluding purchased credit-impaired portfolio
Prime contribution to losses
Note: Data prior to September 2008 is heritage Chase
$12 $11
$18
$13
$19
$39
$44
$61
$18
$37
$62 $72
$122
$159 $149
$156
$20
$56
$93
$100
$148
$247
$285
$288
$4
$10
$23
$63
$47
$36
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Prior to 2006 2006 2007 2008

Prime losses by current ECLTV
Current ECLTV 1Q09 2Q09 3Q09 4Q09
< 80%  0.49% 0.83% 0.75% 0.66%
80 – 100%  0.63% 1.55% 1.61% 1.70%
100 – 125%  1.33% 3.01% 3.36% 3.80%
125 – 150%  4.90% 8.53% 9.12% 11.28%
>150%
15.33% 18.79% 22.99% 23.33%
Total 1.95% 3.07% 3.45% 3.81%
Annualized loss rates, excluding purchased credit-impaired
Current ECLTV 1Q09 2Q09 3Q09 4Q09
< 80%  $33 $53 $48 $41
80 – 100%  28 66 68 70
100 – 125%  34 75 83 98
125 – 150%  54 89 95 105
>150%  163 198 231 254
Total $312 $481 $525 $568
Net charge-offs ($ in millions), excluding purchased credit-impaired
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

Prime loss rates by state
UPB Loss Rate Losses ($)
4Q09 1Q09 2Q09 3Q09 4Q09 4Q09
California $18.3 3.38% 4.76% 4.80% 4.75% $217
Florida 5.2 5.71% 6.08% 10.00% 8.52% 111
New York 7.8 0.31% 0.36% 0.53% 1.30% 25
Arizona 1.3 3.38% 7.45% 7.38% 7.16% 24
Nevada 0.7 4.83% 9.34% 8.07% 7.26% 13
Illinois 2.2 0.65% 1.41% 2.14% 1.58% 9
Michigan 1.2 1.80% 4.58% 1.86% 3.27% 9
All Other 22.7 0.39% 1.67% 1.71% 2.81% 160
Total $59.4 1.95% 3.07% 3.45% 3.81% $568
Note: Loss rates are annualized
(UPB $ in billions), excluding purchased credit-impaired

<80% 80 – 100% 100 – 125% 125 – 150% >150%
California $41 $34 $112 $186 $516
Florida 12 22 47 85 240
Arizona 3 3 12 15 52
Nevada 1 1 7 9 33
Michigan 3 5 11 6 5
Illinois
5 12 8 5 0
New York
9 19 17 2 0
All Other 101 136 76 35 0
Total
$175 $232 $290 $343 $846
% of Total 9% 12% 16% 18% 45%
Prime losses by current ECLTV
FY2009 net charge-offs ($ in millions), excluding purchased credit-impaired portfolio
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

Excluding purchased credit-impaired portfolio
Subprime mortgage delinquency
Note: 30+ day delinquencies prior to September 2008 are heritage Chase
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
30 - 59 days delinquent 60 - 89 days delinquent
90 - 150 days delinquent 150+ days delinquent
Jan-10

Excluding purchased credit-impaired portfolio (net charge-offs - $ in millions)
Subprime contribution to losses
Note: Data prior to September 2008 is heritage Chase
$54
$77
$84
$64
$117 $117
$104
$127
$50
$42
$47
$40
$42 $42
$50
$51
$45
$73
$139
$204
$195
$237
$250
$261
$3
$14
$18
$13
$10
$11
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Prior to 2006 2006 2007 2008

Subprime losses by current ECLTV
Current ECLTV 1Q09 2Q09 3Q09 4Q09
< 80%  2.85% 3.19% 2.71% 3.28%
80 – 100%
6.22% 8.10% 7.76% 9.95%
100 – 125%  12.74% 16.30% 16.45% 18.61%
125 – 150%  22.05% 25.28% 23.46% 26.59%
>150%  34.57% 36.73% 51.57% 43.93%
Total 9.91% 11.50% 12.31% 14.01%
Current ECLTV 1Q09 2Q09 3Q09 4Q09
< 80%
$36 $38 $31 $34
80 – 100%  61 77 71 87
100 – 125%  93 116 112 125
125 – 150%  81 81 80 71
>150%
93 98 128 135
Total $364 $410 $422 $452
Net charge-offs ($ in millions), excluding purchased credit-impaired portfolio
Annualized loss rates, excluding purchased credit-impaired portfolio
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

Subprime loss rates by state
UPB Loss Rate Losses ($)
4Q09 1Q09 2Q09 3Q09 4Q09 4Q09
Florida $1.6 24.93% 21.74% 30.80% 31.27% $130
California 1.7 15.24% 14.73% 12.60% 14.60% 62
New York 1.5 5.18% 4.88% 5.02% 9.36% 36
Illinois 0.6 16.90% 18.37% 22.12% 20.51% 30
Michigan 0.3 28.12% 35.77% 27.75% 23.50% 19
Arizona 0.3 16.43% 19.23% 18.68% 16.54% 13
Nevada 0.1 18.52% 16.74% 19.88% 21.23% 5
All Other 6.4 3.34% 7.66% 7.49% 9.77% 157
Total $12.5 9.91% 11.50% 12.31% 14.01% $452
Note: Loss Rate calculated using Quarter End Balances. Loss rates are annualized
(UPB $ in billions), excluding purchased credit-impaired portfolio

Subprime losses by current ECLTV
<80% 80 – 100% 100 – 125% 125 – 150% >150%
Arizona $2 $2 $6 $12 $35
California 7 11 47 85 116
Florida
13 16 70 133 253
Illinois 10 23 75 18 0
Michigan 6 13 25 31 35
Nevada 0 0 2 2 15
New York 13 31 52 3 0
All Other
88 200 169 28 1
Total
$139 $296 $446 $312 $455
% of Total 8% 18% 27% 19% 28%
Net charge-offs ($ in millions), excluding purchased credit-impaired portfolio
Note: ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com

Key assumptions used for REO forecast
Delinquency
Assumptions
Loss Mitigation
Assumptions
Delinquency units (30+)
Increase 10% to 25% through mid 2010
Delinquency units (30-59)
Flattish to +7% though mid 2010
% of delinquent units that flow into loss mitigation
50%-75%
% of loss mitigation units that turn into permanent modifications
12.5%-25%
Recidivism rate on completed modifications
1 year out: 35%-50%
3 years out: 50%-65%
Foreclosure
Timelines
Timelines to remain at current levels
Conservative assumptions used to understand the range of outcomes – business may perform meaningfully better
REO and distressed sales lower with:
Lower delinquency
Higher percent of permanent modifications
Lower recidivism
Current elongated foreclosure timelines (timing only for REO)

25 customers do not pay as agreed
75 customers pay as agreed
29 do not submit all documents required or submit documents
that require refinement for underwriting
13 are not HAMP eligible but will qualify for other modification products
33 are able to be underwritten
Program Summary (as of January 31, 2010)
Modification overview
Many borrowers return forms missing key information
(signatures, SSN, etc.) or do not return one of four
required documents
Current outreach strategy includes 36 calls, 15 letters,
and 2 door-knocks per account prior to cancellation for
missing documents
Treasury issued a new directive 5 requiring mortgagor
document perfection prior to HAMP trial modification
offer
1
Data in table from January 1, 2009 through January 31, 2010.  HAMP program launched April 1
2  Chase program modifications include Home Equity
3 HAMP modifications offered data as of January 29, 2010
4  Seasoned population are those HAMP modifications with first payments due April – November, therefore all required payments were complete by January 31
5 Treasury directive issued January 28, 2010 and effective June 1, 2010
Modification offers continue to grow, but obtaining documents required for HAMP completion remains an issue
For every 100 seasoned 4 HAMP trial modifications offered:
Dedicated resources
15 operating sites across the country
Approximately 14,750 staff dedicated to loss mitigation
Local loan-modification counselors in 34 Chase
Homeownership Centers
Focused campaign
Borrowers assigned a specific agent with end-to-end
responsibility
What we are doing
Documentation challenges and mitigation efforts
77
HAMP
Chase
Programs²
Agency Total
Modifications offered 3 222,192 193,104 232,166 647,462
Approved for permanent
modifications
41,149 70,888 30,676 142,713
Permanent modifications
completed
11,592 60,210 28,089 99,891
1

Home Lending runoff portfolio - simulated
2010 results are for scenario purposes only and numbers are rounded
2009 2010
Purchased credit-impaired
Net Interest Income $2,100 $1,800
Expenses 650 750
Impairment 1,600
Net Income ($100) $600
Runoff (excl purchased credit-impaired)
Net Interest Income $3,600 $2,400
Expenses 900 1,000
Charge-offs and reserve change 12,000 7,000 - 11,000
Net Income (5,600) (3,500) - (5,500)
Total ($5,700) ($3,000) - ($5,000)
($ in millions)
78